UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2010

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Frontegra IronBridge Global Focus Fund
Frontegra Mastholm International Equity Fund
Frontegra Netols Small Cap Value Fund

Frontegra Asset Management, Inc.
________

December 31, 2009

TABLE OF CONTENTS

Shareholder Letter	1
Expense Example	2
Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Report from Reams Asset Management Company, LLC	6
Investment Highlights	9
Schedule of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Investment Highlights	21
Schedule of Investments	22
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Report from IronBridge Capital Management, L.P.	32
Investment Highlights	34
Schedule of Investments	35
Statement of Assets and Liabilities	39
Statement of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	42
Investment Highlights	43
Schedule of Investments	44
Statement of Assets and Liabilities	48
Statement of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	51

Frontegra IronBridge Global Focus Fund
Report from IronBridge Capital Management, L.P.	53
Investment Highlights	55
Schedule of Investments	56
Portfolio Diversification	58
Statement of Assets and Liabilities	59
Statement of Operations	60
Statements of Changes in Net Assets	61
Financial Highlights	62
Frontegra Mastholm International Equity Fund
Report from Mastholm Asset Management, LLC	64
Investment Highlights	65
Schedule of Investments	66
Portfolio Diversification	68
Statement of Assets and Liabilities	69
Statement of Operations	70
Statements of Changes in Net Assets	71
Financial Highlights	72
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	74
Investment Highlights	75
Schedule of Investments	76
Statement of Assets and Liabilities	79
Statement of Operations	80
Statements of Changes in Net Assets	81
Financial Highlights	82
Notes to Financial Statements	84
Board of Directors’ Approval of Advisory and Subadvisory Agreements	97
Voting Results of Special Meeting of Shareholders	106

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062.  Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds’ investment adviser.

This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past six months ending December 31, 2009.  Markets rebounded sharply in the second half of 2009 following a significant downturn.  The S&P 500 Index was up over 21% for the period.  Small capitalization stocks were up, with the Russell 2000 Index returning 23.90%.  International stocks, as measured by the MSCI EAFE Index, returned 22.18% over the same time frame.  The U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was up 3.95% for the six-month period due to the strength of the non-Treasury sectors.

Fund Results

For the six month period ending December 31, 2009, the Funds generated the following net (i.e. after fee) returns:

The Frontegra Columbus Core Plus Fund - Institutional Class, managed by Reams Asset Management Company, returned 11.02% versus the 3.95% return of the Barclays Capital U.S. Aggregate Bond Index; the Frontegra Columbus Core Fund, also managed by Reams Asset Management Company, returned 9.33%.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 19.78% versus the 23.90% return for the Russell 2000 Index; the Frontegra IronBridge SMID Fund returned 18.19% versus the Russell 2500 Index return of 26.16%.

The Frontegra Mastholm International Equity Fund, managed by Mastholm Asset Management, returned 17.03% versus the benchmark return of 22.18% for the MSCI EAFE Index.

The Frontegra Netols Small Cap Value Fund – Institutional Class, managed by Netols Asset Management, returned 17.86% versus the Russell 2000 Value Index return of 27.15%.

For the period from September 18, 2009 through December 31, 2009, the Frontegra IronBridge Global Focus Fund, also managed by IronBridge Capital Management, returned 1.31% versus the MSCI World Index Net return of 3.04%.

Outlook

The markets continue to be volatile due to concerns with the global economy.  We and the subadvisers of the Frontegra Funds will strive to manage skillfully in these turbulent markets.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past.  As always, we appreciate your investment and your continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA
President
Frontegra Funds, Inc.

Frontegra Funds
EXPENSE EXAMPLE
December 31, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.  A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra IronBridge Global Focus and Mastholm International Equity Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses.  However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2009 (Unaudited)

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Fund	Value 7/1/2009	Value 12/31/2009	Expense Ratio*	During the Period*
Columbus Core Plus
Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,110.20	0.35%	$1.86
Hypothetical 5% Return	$1,000.00	$1,023.44	0.35%	$1.79

Columbus Core Fund
Actual Fund Return	$1,000.00	$1,093.30	0.35%	$1.85
Hypothetical 5% Return	$1,000.00	$1,023.44	0.35%	$1.79

IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,197.80	1.07%	$6.09
Hypothetical 5% Return	$1,000.00	$1,019.66	1.07%	$5.60

IronBridge SMID Fund
Actual Fund Return	$1,000.00	$1,181.90	0.95%	$5.22
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84

Mastholm International Equity Fund
Actual Fund Return	$1,000.00	$1,170.30	0.75%	$4.10
Hypothetical 5% Return	$1,000.00	$1,021.42	0.75%	$3.82

Netols Small Cap Value
Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,178.60	1.10%	$6.10
Hypothetical 5% Return	$1,000.00	$1,019.61	1.10%	$5.65

Netols Small Cap
Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,177.10	1.50%	$8.29
Hypothetical 5% Return	$1,000.00	$1,017.59	1.50%	$7.68

*	Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra Funds
EXPENSE EXAMPLE (continued)
December 31, 2009 (Unaudited)

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Fund	Value	Value 12/31/2009	Expense Ratio*	During the Period*

Columbus Core Plus Fund – Y Class
Actual Fund Return*	$1,000.00	$1,002.30	0.75%	$1.01
Hypothetical 5% Return**	$1,000.00	$1,021.42	0.75%	$3.82

*
Actual expenses are equal to the Fund’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 49/365 to reflect the most recent fiscal period end since the Class Y Shares commenced operations on November 12, 2009.

**
Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.75% multiplied by the average account value over the period commencing July 1, 2009, multiplied by 184/365 to reflect information had the Class Y Shares been in operation for the entire fiscal half year.

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Fund	Value	Value 12/31/2009	Expense Ratio*	During the Period*

IronBridge Global Focus Fund
Actual Fund Return*	$1,000.00	$1,013.10	1.00%	$2.81
Hypothetical 5% Return**	$1,000.00	$1,020.16	1.00%	$5.09

*
Actual expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 104/365 to reflect the most recent fiscal period end since the Class Y Shares commenced operations on September 18, 2009.

**
Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period commencing July 1, 2009, multiplied by 184/365 to reflect information had the IronBridge Global Focus Fund been in operation for the entire fiscal half year.

FRONTEGRA
COLUMBUS CORE PLUS FUND

FRONTEGRA
COLUMBUS CORE FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Columbus Core Plus Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

The Frontegra Columbus Core Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

Performance Review

For the six month period ending December 31, 2009, the Frontegra Columbus Core Plus Fund (Institutional Class) had a net return of 11.02% compared to a return of 3.95% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index.  Duration strategy added 16 basis points to performance for the period as the portfolio duration was positioned aggressively as the Treasury yield curve fell during the third quarter.  Yield curve strategy added 3 basis points as the portfolio was overweighted the long end of the yield curve when the curve flattened slightly during the third quarter.  Sector selection added 398 basis points to performance and security selection added 307 basis points.  Within these categories, investment grade credit holdings added 323 basis points to performance, high yield holdings added 205 basis points, asset backed securities (“ABS”) added 131 basis points and commercial mortgage backed securities (“CMBS”) added 80 basis points to performance as all four sectors outperformed and were overweighted in the portfolio.  Government related holdings subtracted 23 basis points and mortgage backed securities (“MBS”) subtracted 11 basis points as both sectors performed well but were underweighted in the portfolio.

For the six month period ending December 31, 2009, the Frontegra Columbus Core Fund had a net return of 9.33% compared to a return of 3.95% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index.  Duration strategy added 29 basis points to performance for the period as the portfolio duration was positioned aggressively as the Treasury yield curve fell during the third quarter.  Yield curve strategy added 5 basis points as the portfolio was overweighted the long end of the yield curve when the curve flattened slightly during the third quarter.  Sector selection added 312 basis points to performance and security selection added 209 basis points.  Within these categories, investment grade credit holdings added 417 basis points to performance, CMBS added 56 basis points and ABS added 40 basis points to performance as all three sectors outperformed and were overweighted in the portfolio.  MBS added 30 basis points to performance due to an overweight in certain non-agency MBS holdings.  Government related holdings subtracted 22 basis points as the sector performed well but was underweighted in the portfolio.

Fixed Income Outlook

Non government-guaranteed sectors continued to outperform during the fourth quarter.  Economic numbers have been stabilizing and beginning to improve, particularly toward the end of the quarter.  It remains unclear if the magnitude of improvement in the capital markets will be justified by a solid, long-term recovery in the economy.  If the underlying economic recovery does not follow through over the next several quarters, returns in the capital markets could be volatile.

•
Fed rate policy remains grounded at the current 0.0% to 0.25% level with overt indications that rates will remain low for an “extended period of time.”  Although the economy in general, and the labor market specifically, have been slow to respond to the low rates, the Fed acknowledged the danger that the low rates may be sparking undue financial market speculation.  This highlights a broader concern that financial markets, which have shown exceptional returns in the last three quarters of 2009, are perhaps getting a bit too far ahead of the true economic condition of the country.

•
Corporate earnings reports for the third quarter were frequently ahead of analyst estimates although revenue was often short of the estimates.  It appears that cost cutting drove the better-than-expected earnings results.  Overall, investors were disappointed as they were looking for better revenue numbers which would indicate the beginning of an economic recovery.

•
Moves in the U.S. dollar generated considerable media attention during the quarter.  The U.S. Dollar Index, an index that averages the exchange rates between the U.S. dollar and six major world currencies, declined nearly 16% from its early March peak through the end of November.  The consistent message from the Fed indicating low interest rates will be around for “an extended period of time” has provided a fertile environment for dollar weakness.  When a country’s short-term interest rates are low, it is difficult to attract capital in the short-run, keeping downward pressure on the currency.  Expectations that the Fed may have to move off its extremely low interest rate policy sooner sparked a small U.S. dollar rally in December, moving the U.S. Dollar Index up almost 4%.

•
A call for a payment standstill by Dubai World sent a mini-shockwave through world markets during the Thanksgiving holiday.  The total size of the affected debt was relatively small, but fears centered on a follow-on or domino effect.  These fears proved to be unfounded as this incident appeared to be isolated with few follow-on effects.  However, this should serve as a “wake-up call” to other emerging markets that have become increasingly complacent regarding the risk of debts that were made during less prudent times.

•
Several Western European country debt issues were downgraded by rating agencies late in the quarter.  This resulted in some weakness in the sovereign debt markets.  Greece, Spain, and Portugal were singled out for downgrades and increased scrutiny as the rating agencies highlighted high debt to GDP ratios and the deterioration in these measures due to the global recession.

•
With the excessive stimulus and loose monetary policy currently in place, economic data in the first half of 2010 should be relatively strong.  However, the high debt levels in the developed markets will take multiple years to be reduced, dampening growth for years to come.  As a result, we anticipate increased volatility in capital markets going forward.

•
In regard to market performance, high yield was the best performing sector during the quarter, with option-adjusted spreads tightening nearly 155 basis points.  CMBS tightened 65 basis points as investors were willing to assume additional risk in response to recent positive economic data.  The investment grade corporate and ABS sectors both exhibited positive performance as well, tightening 47 and 33 basis points, respectively.  An already steep Treasury yield curve steepened further as 30-year Treasury rates moved up about 60 basis points while two-year rates increased only about 20 basis points.  Concerns continue to be voiced regarding the extensive new issue supply that is expected from the Treasury, but individual auctions have been well received by the market.

Core Plus Portfolio Strategy

•
Maintaining a lower risk profile in the portfolio was an increasing focus during the fourth quarter.  Our weighting in Treasury securities rose as a result of this risk reduction focus, but also as a result of our positioning to take advantage of a historically steep yield curve.  If the yield curve flattens as we expect it to, the portfolio should outperform. We anticipate maintaining an overweight position in Treasury securities until better investment opportunities become available in other sectors of the fixed income markets.

•
The portfolio’s MBS holdings are currently underweight.  This is due, in part, to make room for our curve positioning, but also as a result of our view that mortgage pass-through securities may underperform as the government winds down its purchases in this sector and current tight spreads do not adequately compensate the investor for the risks in this sector.

•	We remain overweight in the ABS sector. We continue to find value in the auto finance portion of this sector.

•
We have become increasingly cautious of the corporate sector in general and as a result we have reduced our holdings in the sector.  Our positions are focused on specific themes that we expect to outperform.  If the corporate market experiences a pullback, an event that we feel is likely, we will be poised to return to an overweight position.

Core Portfolio Strategy

•
Maintaining a lower risk profile in the portfolio was an increasing focus during the fourth quarter.  Our weighting in Treasury securities rose as a result of this risk reduction focus, but also as a result of our positioning to take advantage of a historically steep yield curve.  If the yield curve flattens as we expect it to, the portfolio should outperform. We anticipate maintaining an overweight position in Treasury securities until better investment opportunities become available in other sectors of the fixed income markets.

•
The portfolio’s MBS holdings are currently underweight.  This is due, in part, to make room for our curve positioning, but also as a result of our view that mortgage pass-through securities may underperform as the government winds down its purchases in this sector and current tight spreads do not adequately compensate the investor for the risks in this sector.

•	We remain overweight in the ABS sector. We continue to find value in the auto finance portion of this sector.

•
We have become increasingly cautious of the corporate sector in general and as a result we have reduced our holdings in the sector.  Our positions are focused on specific themes that we expect to outperform.  If the corporate market experiences a pullback, an event that we feel is likely, we will be poised to return to an overweight position.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

Mark M. Egan, CFA, CPA	Thomas M. Fink, CFA
Reams Asset Management Company, LLC	Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SIX MONTHS	11.02%	3.95%

ONE YEAR	35.19%	5.93%

FIVE YEAR
AVERAGE ANNUAL	7.69%	4.97%

TEN YEAR
AVERAGE ANNUAL	7.91%	6.33%

This chart assumes an initial gross investment of $100,000 made on 12/31/99. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  The recent growth rate in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES 10.9%
	American Express Credit
$1,710,000	2008-3, Class A,
	1.183%, 08/15/2012	$1,710,393
	Americredit Automobile
	Receivables Trust
1,630,000	2008-AF, Class A4,
	6.960%, 10/14/2014	1,714,432
	Capital One Prime Auto
2,060,812	2006-1, Class A-4,
	5.010%, 11/15/2011	2,064,274
	Chase Issuance Trust
3,115,000	2009-A7, Class A7,
	0.683%, 09/15/2012	3,118,719
1,745,000	2005-8A, Class A,
	0.273%, 10/15/2012	1,742,672
	Chrysler Financial Auto
	Securitization Trust
1,800,000	2009-B, Class A-2,
	1.150%, 11/08/2011	1,799,684
	Chrysler Financial Automobile TALF
1,010,000	2009-AF, Class A3,
	2.820%, 01/15/2016	1,025,187
	Citibank Credit Card Issuance Trust
3,995,000	2006-A6, Class A6,
	0.242%, 05/24/2012	3,989,832
	Countrywide
	Asset-Backed Certificates
346,220	2006-S3, Class A1,
	5.460%, 06/25/2021 (b)	283,197
482,772	2006-S2, Class A2,
	5.627%, 07/25/2027	380,743
4,061,254	2006-S2, Class A3,
	5.841%, 07/25/2027	1,297,431
1,743,085	2006-S2, Class A4,
	6.091%, 07/25/2027	456,037
1,002,603	2006-S5, Class A3,
	5.762%, 06/25/2035	253,317
1,615,621	2007-S2, Class A6,
	5.779%, 05/25/2037	766,698
	Credit Suisse Mortgage
	Capital Certificates
2,061,000	2009-12R, Class 41A1,
	5.250%, 03/27/2037	2,061,000
	Discover Card Master Trust I
930,000	2003-3, Class A,
	0.445%, 09/15/2012	929,619
	Ford Credit Auto Owner Trust
2,355,000	Series 2009-D, Class A3,
	2.170%, 10/15/2013	2,378,299
444,492	2008-C, Class A2A,
	3.720%, 01/15/2011	445,696
	GE Capital Credit Card
	Master Note Trust
2,450,000	Series 2009-3, Class A,
	2.540%, 09/15/2014	2,451,959
	GMAC Mortgage
	Corporation Loan Trust
1,628,782	2006-HE2, Class A3,
	6.320%, 05/25/2036	735,092
2,218,201	2006-HE3, Class A3,
	5.805%, 10/25/2036	1,059,264
	GSAA Home Equity Trust
1,303,854	2006-S1, Class 1A1,
	2.621%, 01/25/2037	203,375
	Hertz Vehicle Financing LLC
715,000	2005-1A, Class A4,
	2.711%, 11/25/2011
	(Acquired 08/21/2008 and
	12/10/2008, Cost $670,984) (a)(b)	705,051
880,000	2005-2A, Class A5,
	2.711%, 11/25/2011
	(Acquired 08/01/2008 and
	12/10/2008, Cost $836,302) (a)(b)	867,756

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES 10.9% (continued)
$1,825,000	2009-2A, Class A1,
	4.260%, 03/25/2014
	(Acquired 10/16/2009,
	Cost $1,824,891) (a)(b)	$1,818,692
	Home Equity Mortgage Trust
1,440,000	2005-5, Class A1F2,
	5.150%, 04/25/2036	242,604
4,478,097	2006-5, Class A1,
	5.500%, 01/25/2037	447,577
	Hyundai Auto Receivables Trust
4,140,000	Series 2009-A, Class A3,
	2.030%, 08/15/2013	4,167,156
	Keystone Owner Trust
6,224	1998-P1, Class M1,
	7.530%, 05/25/2025 (Acquired
	12/10/2008, Cost $5,512) (a)	5,971
	Mid-State Trust
930,954	11, Class A1, 4.864%, 07/15/2038	832,166
	MSCC Heloc Trust
1,555,716	Series 2007-1, Class A,
	0.385%, 12/25/2031	664,225
	Residential Funding
	Mortgage Securities
202,846	2005-HS1, Class AI2,
	4.660%, 07/25/2020	182,576
568,764	2003-HS1, Class AI6,
	3.830%, 02/25/2033	440,706
630,000	2005-HS1, Class AI4,
	5.110%, 09/25/2035	139,435
1,777,206	2006-HSA1, Class A3,
	5.230%, 02/25/2036	622,017
1,441,511	2006-HSA1, Class A4,
	5.490%, 02/25/2036	147,602
2,035,526	2006-HSA1, Class A5,
	5.310%, 02/25/2036	736,348
877,940	2006-HSA2, Class AI2,
	5.494%, 03/25/2036	781,698
1,160,000	2006-HSA2, Class AI3,
	5.550%, 03/25/2036	442,720
820,000	2006-HSA2, Class AI4,
	5.810%, 03/25/2036	74,630
	Saco I Trust
1,106,293	2006-9, Class A1,
	5.480%, 08/25/2036	183,582
	Total Asset Backed Securities
	(Cost $47,312,017)	44,369,432
CORPORATE BONDS 15.3%
	Airlines 2.6%
	Delta Air Lines, Inc.
3,238,112	Series 2002-1, 6.718%, 07/02/2024	2,817,157
	Northwest Airlines, Inc.
4,303,892	7.027%, 05/01/2021	3,808,944
	United Airlines
4,489,534	Series 071A, 6.636%, 01/02/2022	3,816,104
		10,442,205
	Commercial Banks 2.5%
	Manufacturers & Traders Trust Co.
2,610,000	3.850%, 04/01/2013
	(Acquired Multiple Dates,
	Cost $2,380,600) (a)(b)	2,399,548
1,685,000	5.629%, 12/01/2021	1,448,499
	Marshall & Ilsley Bank
5,935,000	5.413%, 12/04/2012	4,774,292
	Regions Bank
1,745,000	7.500%, 05/15/2018	1,595,167
		10,217,506
	Consumer Finance 0.8%
	Ford Motor Credit Co.
1,540,000	8.000%, 12/15/2016	1,542,047
	GMAC LLC
1,767,000	6.750%, 12/01/2014
	(Acquired 02/05/2009,
	Cost $1,232,588) (a)	1,678,650
		3,220,697

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 15.3% (continued)
	Diversified Financial Services 1.6%
	American General Finance
$3,075,000	6.900%, 12/15/2017	$2,135,138
	International Lease Finance Corp.
3,455,000	5.625%, 09/20/2013	2,710,140
	Lehman Brothers Holdings
7,000,000	6.875%, 05/02/2018
	(Acquired 09/16/2008,
	Cost $2,313,205) (d)	1,452,500
		6,297,778
	Diversified Telecommunication
	Services 0.5%
	Qwest Corp.
2,430,000	7.125%, 11/15/2043	1,992,600

	Electric Utilities 1.6%
	AES Eastern Energy
878,785	9.000%, 01/02/2017	882,081
1,570,000	9.670%, 01/02/2029	1,652,425
	Indianapolis Power & Light Co.
1,100,000	6.050%, 10/01/2036
	(Acquired Multiple Dates,
	Cost $1,061,143) (a)	1,086,809
	Mackinaw Power LLC
1,147,297	6.296%, 10/31/2023
	(Acquired Multiple Dates,
	Cost $1,107,221) (a)	1,125,223
	Tenaska Gateway Partners Ltd.
553,331	6.052%, 12/30/2023
	(Acquired 05/31/2007 and
	08/03/2007, Cost $553,331) (a)	524,176
	Windsor Financing LLC
1,770,075	5.881%, 07/15/2017
	(Acquired Multiple Dates,
	Cost $1,599,428) (a)	1,399,315
		6,670,029
	Industrial Consumer Services 0.2%
	ERAC USA Finance Company
980,000	6.375%, 10/15/2017
	(Acquired 10/23/2008 and
	12/10/2008, Cost $738,423) (a)	989,866
	Insurance 3.0%
	AIG, Inc.
2,020,000	4.250%, 05/15/2013	1,865,888
	AIG Sunamerica
280,000	0.431%, 07/26/2010	270,900
	AIG Sunamerica Global Financial
3,760,000	6.300%, 05/10/2011
	(Acquired Multiple Dates,
	Cost $3,575,876) (a)	3,740,023
	ASIF Global Financing XIX
535,000	4.900%, 01/17/2013
	(Acquired Multiple Dates,
	Cost $438,782) (a)	492,335
	Genworth Global Funding
430,000	5.250%, 05/15/2012	434,119
	Jackson National Life Global Funding
830,000	5.375%, 05/08/2013
	(Acquired 05/01/2008 and
	12/10/2008, Cost $824,750) (a)	842,882
	Lincoln National Corp.
1,270,000	6.250%, 02/15/2020	1,251,560
	Monumental Global Funding
1,605,000	5.500%, 04/22/2013
	(Acquired Multiple Dates,
	Cost $1,603,410) (a)	1,651,389
885,000	5.250%, 01/15/2014
	(Acquired 05/06/2009 and
	06/10/2009, Cost $829,054) (a)	902,935

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 15.3% (continued)
	Insurance 3.0% (continued)
	Nationwide Life Global Fund
$795,000	5.450%, 10/02/2012
	(Acquired 09/25/2007 and
	12/10/2008, Cost $793,054) (a)	$785,296
		12,237,327
	Metals & Mining 0.9%
	Alcoa Inc.
1,175,000	5.950%, 02/01/2037	1,008,411
	Arcelormittal SA Luxembourg
1,070,000	6.125%, 06/01/2018	1,104,064
	U.S. Steel Corp.
1,410,000	5.650%, 06/01/2013	1,402,961
		3,515,436
	Multi-Utilities &
	Unregulated Power 1.4%
	Borger Energy Funding
2,483,572	7.260%, 12/31/2022
	(Acquired 08/14/2008 and
	12/10/2008, Cost $2,392,160) (a)	2,309,722
	Homer City Funding LLC
3,015,272	8.734%, 10/01/2026	2,909,737
	Kiowa Power Partners LLC
620,339	4.811%, 12/30/2013
	(Acquired multiple dates,
	Cost $618,166) (a)(b)	626,325
		5,845,784
	Oil, Gas & Consumable Fuels 0.2%
	USX Marathon Group
665,000	8.125%, 07/15/2023	746,466
	Total Corporate Bonds
	(Cost $58,262,295)	62,175,694

MORTGAGE BACKED SECURITIES 24.7%
	Bank of America
	Commercial Mortgage, Inc.
4,825,000	Series 2006-3, Class A4,
	5.889%, 07/10/2044	4,390,524
4,440,000	Series 2009-UB1, Class A4,
	5.620%, 06/24/2050
	(Acquired 06/18/2009 and
	07/07/2009, Cost $3,641,699) (a)	4,031,883
	CitiMortgage Alternative Loan Trust
2,037,106	Series 2007-A4, Class 2A1,
	5.500%, 04/25/2022	1,644,963
	Credit Suisse First Boston
	Mortgage Securities Corp.
337,985	Pool # 2005-10, 5.000%, 09/25/2015	332,915
72,604	Pool # 2003-1, 7.000%, 02/25/2033	71,446
	Credit Suisse Mortgage
2,625,000	Pool #2009-RR1,
	5.383%, 11/15/2016
	(Acquired 07/09/2009 and
	12/29/2009, Cost $2,133,170) (a)	2,337,741
	FHLMC REMIC (e)
2,045,000	Series 3563, 4.000%, 08/15/2024	1,935,075
5,595,000	Series 3577, 4.000%, 09/15/2024	5,315,336
9,810,000	Series 3609, 4.000%, 12/15/2024	10,121,546
501,923	Series 2750, 4.000%, 05/15/2026	508,988
	FNMA (e)
4,913,245	Pool #931711, 4.000%, 08/01/2019	5,025,863
2,539,872	Pool #MA0174, 4.000%, 09/25/2019	2,598,089
10,395,516	Pool #932108, 4.000%, 11/25/2019	10,633,795
15,965,000	Pool #MA0298, 4.000%, 01/01/2020	16,346,663
	FNMA REMIC (e)
70,068	Series 1994-3, Class PL,
	5.500%, 01/25/2024	74,570
	FNMA TBA (e)
12,975,000	Pool #000TBA, 6.500%, 02/01/2038	13,854,861

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
MORTGAGE BACKED
SECURITIES 24.7% (continued)
	GS Mortgage Securities Corp. II
$3,225,119	Series 2007-EOP, Class A1,
	5.410%, 03/06/2020
	(Acquired Multiple Dates,
	Cost $3,167,669) (a)(b)	$3,067,677
	LB-UBS Commercial Mortgage Trust
2,610,000	Series 2007-C1, Class A4,
	5.424%, 02/15/2040	2,161,419
4,410,000	Series 2007-C2, Class A3,
	5.430%, 02/15/2040	3,809,311
787,500	Series 2007-C3, Class A4,
	6.136%, 07/15/2044 (b)	650,884
	Master Asset Securitization Trust
280,415	Pool # 2004-3, 4.750%, 01/25/2014	269,198
	Morgan Stanley Mortgage Loan Trust
878,047	Series 2006-7, 5.000%, 06/25/2021	769,251
	Residential Accredit Loans, Inc.
1,078,559	Series 2005-QS3, Class A1,
	5.000%, 03/25/2020	962,617
1,233,875	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	1,125,261
	Wachovia Bank Commercial
	Mortgage Trust
2,478,474	Series 2003-C7, Class A1, 4.241%,
	10/15/2035 (Acquired 12/04/2009
	and 12/29/2009, Cost $2,497,167) (a)	2,494,491
2,650,000	Series 2006-C23, Class A4,
	5.418%, 01/15/2045	2,538,399
	Wells Fargo Alternative Loan Trust
1,789,120	Series 2007-PA3, Class 6A1,
	5.500%, 07/25/2037	1,444,714
	Wells Fargo Mortgage
	Backed Securities Trust
1,993,370	Pool # 2006-3, 5.500%, 03/25/2036	1,826,740
	Total Mortgage Backed Securities
	(Cost $100,173,056)	100,344,220
INSTITUTIONAL TERM LOANS 0.0%
	Chrysler LLC
7,153,130	6.467%, 11/29/2013
	(Acquired 08/13/2008 and
	08/15/2008, Cost $3,433,612) (d)	125,180
	Total Institutional Term Loans
	(Cost $3,433,612)	125,180

Number of Shares
PREFERRED STOCKS 0.1%
	Thrifts & Mortgage Finance 0.1%
169,732	Fannie Mae
	8.250%, 12/31/2010 (b)(e)	186,705
141,065	Freddie Mac
	8.375%, 12/31/2012 (b)(e)	148,118
	Total Preferred Stocks
	(Cost $4,155,967)	334,823

Principal Amount
U.S. TREASURY OBLIGATIONS 49.4%
	United States Treasury Bonds 4.9%
$20,435,000	4.500%, 08/15/2039	19,972,025

	United States Treasury Notes 40.7%
56,825,000	0.875%, 05/31/2011	56,893,815
6,815,000	1.125%, 06/30/2011	6,842,682
25,410,000	1.125%, 01/15/2012	25,386,166
29,530,000	2.125%, 11/30/2014	28,831,025
7,605,000	3.125%, 10/31/2016	7,509,344
18,165,000	2.750%, 11/30/2016	17,488,063
23,215,000	3.375%, 11/15/2019	22,330,044
		165,281,139
	United States Treasury Strip 3.8%
64,255,000	Principal only, 11/15/2039	15,461,359
	Total U.S. Treasury Obligations
	(Cost $203,382,936)	200,714,523

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
SHORT TERM INVESTMENTS 9.7%
	Commercial Paper 9.4%
$38,090,000	U.S. Bank, N.A.,
	0.040%, 01/04/2010	$38,090,000

	Variable Rate Demand Notes 0.3% (c)
1,408,627	American Family Financial
	Services, Inc., 0.100%	1,408,627
19,951	U.S. Bank, N.A., 0.000%	19,951
		1,428,578
	Total Short-Term Investments
	(Cost $39,518,366)	39,518,578

	Total Investments 110.1%
	(Cost $456,238,249)	447,582,450

	Liabilities in Excess of
	Other Assets (10.1)%	(41,144,331)

	TOTAL NET ASSETS 100.0%	$406,438,119

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $35,883,756 (8.8% of net assets) at December 31, 2009.

(b)	Adjustable Rate.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2009.
(d)	Security is in default.
(e)	Entity under conservatorship of the federal government

ALLOCATION OF PORTFOLIO HOLDINGS

At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset-Backed Securities	10.9%	Preferred Stocks	0.1
Corporate Bonds	15.3	U.S. Treasury Obligations	49.4
Mortgage-Backed Securities	24.7	Short-Term Investments	9.7
Institutional Term Loans	0.0	Liabilities in Excess of Other Assets	(10.1)
			100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $456,238,249)	$447,582,450
Cash	40,199
Interest receivable	2,122,153
Receivable for Fund shares sold	1,259,059
Receivable for investments sold	163,133,553
Prepaid expenses and other assets	52,695
Unrealized appreciation on foreign currency contracts	77,705
Total assets	614,267,814

Liabilities:
Payable for investments purchased	207,426,087
Payable for Fund shares purchased	178,325
Accrued investment advisory fee	85,792
Accrued distribution and shareholder servicing fees	248
Accrued expenses	56,435
Unrealized depreciation on foreign currency contracts	82,808
Total liabilities	207,829,695
Net Assets	$406,438,119

Net Assets Consist of:
Paid in capital	$412,669,863
Undistributed net investment income	375,033
Accumulated net realized gain on investments sold, swap contracts and foreign currency	2,054,125
Net unrealized appreciation (depreciation) on:
Investments	(8,655,799)
Foreign currency	(5,103)
Net Assets	$406,438,119

Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	100,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$404,794,456
Issued and Outstanding	12,992,929
Net Asset Value, Redemption Price and Offering Price Per Share	$31.15

Class Y:
Net Assets	$1,643,663
Issued and outstanding	52,759
Net Asset Value, Redemption Price and Offering Price Per Share	$31.15

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Interest income	$14,161,031
Total Investment Income	14,161,031

Expenses:
Investment advisory fees (Note 3)	816,050
Fund administration and accounting fees	59,926
Custody fees	21,177
Federal and state registration fees	18,205
Audit fees	18,121
Shareholder servicing fees	17,288
Legal fees	16,766
Reports to shareholders	6,649
Directors’ fees and related expenses	4,232
Compliance related expenses	816
Distribution and shareholder servicing fees - Class Y (Note 8)	662
Other	9,612
Total expenses before waiver and reimbursement	989,504
Waiver and reimbursement of expenses by Adviser (Note 3)	(274,798)
Net expenses	714,706
Net Investment Income	13,446,325

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on :
Investments	29,074,741
Swap contracts	331,205
Futures	69,372
Change in net unrealized appreciation (depreciation) on:
Investments	(149,995)
Swap contracts	(422,098)
Foreign currency contracts	(5,103)
Net Realized and Unrealized Gain on Investments	28,898,122
Net Increase in Net Assets Resulting from Operations	$42,344,447

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment income	$13,446,325	$35,153,932
Net realized gain (loss) on:
Investments	29,074,741	(8,895,311)
Swap contracts	331,205	2,197,511
Foreign currency translation	—	831,878
Futures	69,372	—
Change in net unrealized appreciation (depreciation) on:
Investments	(149,995)	354,573
Swap contracts	(422,098)	1,390,660
Foreign currency contracts	(5,103)	—
Net increase in net assets resulting from operations	42,344,447	31,033,243
Distributions Paid to Institutional Class Shareholders From:
Net investment income	(14,315,502)	(33,077,660)
Net realized gain	(16,735,772)	(9,661,730)
Net decrease in net assets resulting from distributions paid	(31,051,274)	(42,739,390)
Distributions Paid to Class Y Shareholders From:
Net investment income	(29,063)	—
Net realized gain	(71,341)	—
Net decrease in net assets resulting from distributions paid	(100,404)	—
Capital Share Transactions:
Shares sold - Institutional Class	79,536,986	110,670,953
Shares sold - Class Y	1,650,150	—
Shares issued to holders in reinvestment of distributions - Institutional Class	26,700,859	33,980,127
Shares issued to holders in reinvestment of distributions - Class Y	100,403	—
Shares redeemed - Institutional Class	(109,454,123)	(170,148,652)
Shares redeemed - Class Y	(50)	—
Net decrease in net assets resulting from capital share transactions	(1,465,775)	(25,497,572)
Total Increase (Decrease) in Net Assets	9,726,994	(37,203,719)
Net Assets:
Beginning of Period	396,711,125	433,914,844
End of Period (includes undistributed net investment income of $375,033 and $1,273,273 respectively)	$406,438,119	$396,711,125
Transactions In Shares – Institutional Class:
Shares sold	2,456,141	4,019,040
Shares issued to holders in reinvestment of distributions	841,965	1,277,512
Shares redeemed	(3,353,063)	(6,367,246)
Net decrease in shares outstanding	(54,957)	(1,070,694)
Transactions In Shares – Class Y:
Shares sold	49,568	n/a
Shares issued to holders in reinvestment of distributions	3,193	n/a
Shares redeemed	(2)	n/a
Net increase in shares outstanding	52,759	n/a

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2009		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$30.40		$30.73	$30.40	$29.72	$31.50	$30.51

Income (Loss) from
Investment Operations:
Net investment income	1.13		2.50	1.48	1.54	1.41	1.13
Net realized and unrealized gain (loss) on investments	2.26		0.16	0.61	0.68	(1.30)	0.98
Total Income from Investment Operations	3.39		2.66	2.09	2.22	0.11	2.11

Less Distributions:
From net investment income	(1.20)		(2.33)	(1.49)	(1.54)	(1.45)	(1.12)
From net realized gain on investments	(1.44)		(0.66)	(0.27)	—	(0.44)	—
Total Distributions	(2.64)		(2.99)	(1.76)	(1.54)	(1.89)	(1.12)

Net Asset Value, End of Period	$31.15		$30.40	$30.73	$30.40	$29.72	$31.50
Total Return	11.02	%(1)	10.52%	6.92%	7.52%	0.36%	7.00%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$404,794		$396,711	$433,915	$276,830	$313,880	$316,474
Ratio of expenses to average net assets
Before waivers and reimbursements	0.48	%(2)	0.49%	0.49%	0.50%	0.50%	0.50%
Net of waivers and reimbursements	0.35	%(2)	0.35%	0.30%	0.20%	0.20%	0.41%
Ratio of net investment income to average net assets
Before waivers and reimbursements	6.59	%(2)	8.68%	4.68%	4.65%	4.29%	3.21%
Net of waivers and reimbursements	6.46	%(2)	8.82%	4.87%	4.95%	4.59%	3.30%
Portfolio turnover rate	450	%(1)	424%	1,093%	978%	1,247%	1,222%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Six Months
	Ended
	December 31,
	2009(1)
	(Unaudited)
Net Asset Value, Beginning of Period	$33.08

Income (Loss) from
Investment Operations:
Net investment income	0.18
Net realized and unrealized loss on investments	(0.08)
Total Income from Investment Operations	0.10

Less Distributions:
From net investment income	(0.59)
From net realized gain on investments	(1.44)
Total Distributions	(2.03)

Net Asset Value, End of Period	$31.15
Total Return	0.23	%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$1,644
Ratio of expenses to average net assets
Before waivers and reimbursements	0.81	%(3)
Net of waivers and reimbursements	0.75	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	4.71	%(3)
Net of waivers and reimbursements	4.65	%(3)
Portfolio turnover rate	450	%(2)

(1)	Commenced operations on November 12, 2009.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 2/23/01 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SIX MONTHS	9.33%	3.95%

ONE YEAR	28.36%	5.93%

FIVE YEAR
AVERAGE ANNUAL	6.76%	4.97%

SINCE COMMENCEMENT
AVERAGE ANNUAL	6.40%	5.66%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  The recent growth rate in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Principal Amount		Value
ASSET BACKED SECURITIES 8.2%
	American Express Credit
$260,000	2008-3, Class A,
	1.183%, 08/15/2012	$260,060
	Americredit Automobile
	Receivables Trust
355,000	2008-AF, Class A4,
	6.960%, 10/14/2014	373,389
	Capital One Prime Auto
356,885	2006-1, Class A4,
	5.010%, 11/15/2011	357,485
	Chase Issuance Trust
525,000	2009-A7, Class A7,
	0.695%, 09/17/2012	525,627
280,000	2005-8A, Class A8,
	0.273%, 10/15/2012	279,626
	Chrysler Financial
	Auto Securitization Trust
290,000	2009-B, Class A2,
	1.150%, 11/08/2011	289,949
	Chrysler Financial Automobile TALF
150,000	2009-AF, Class A3,
	2.820%, 01/15/2016	152,255
	Citibank Credit Card Issuance Trust
635,000	2006-A6, Class A6,
	0.242%, 05/24/2012	634,179
	Credit Suisse Mortgage
	Capital Certificates
316,133	2009-12R, 41A1,
	5.250%, 03/27/2037	316,133
	Discover Card Master Trust I
145,000	2003-3, Class A, 0.445%, 09/15/2012	144,941
	Ford Credit Auto Owner Trust
375,000	Series 2009-D, Class A3,
	2.170%, 10/15/2013	378,710
69,592	Series 2008-C, Class A2A,
	3.720%, 01/15/2011	69,781
	GE Capital Credit Card
	Master Note Trust
385,000	Series 2009-3, Class A,
	2.540%, 09/15/2014	385,308
	Hertz Vehicle Financing LLC
160,000	2005-1A, Class A4,
	2.711%, 11/25/2011
	(Acquired 08/21/2008,
	Cost $152,092) (a)(b)	157,774
200,000	2005-2A, Class A5,
	2.711%, 11/25/2011
	(Acquired 08/01/2008,
	Cost $192,363) (a)(b)	197,217
280,000	2009-2A, Class A1,
	4.260%, 03/25/2014
	(Acquired 10/16/2009,
	Cost $279,983) (a)(b)	279,032
	Hyundai Auto Receivables Trust
640,000	Series 2009-A, Class A3,
	2.030%, 08/15/2013	644,198
	Keystone Owner Trust
28,009	1998-P1, Class M1,
	7.530%, 05/25/2025
	(Acquired 04/22/2003,
	Cost $28,740) (a)	26,870
	Mid-State Trust
247,917	11, Class A1, 4.864%, 07/15/2038	221,609
	Total Asset Backed Securities
	(Cost $5,684,001)	5,694,143

CORPORATE BONDS 13.0%
	Airlines 1.0%
	Northwest Airlines, Inc.
785,203	7.027%, 11/01/2019	694,904

	Commercial Banks 1.4%
	Manufacturers & Traders Trust Co.
335,000	5.629%, 12/01/2021	287,981

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 13.0% (continued)
	Commercial Banks 1.4% (continued)
	Marshall & Ilsley Bank
$880,000	5.413%, 12/04/2012	$707,898
		995,879
	Construction Materials 0.1%
	Lafarge Coppee SA
70,000	6.500%, 07/15/2016	74,214
	Diversified Financial Services 0.9%
	General Electric Company
285,000	6.000%, 08/07/2019	295,836
	International Lease Finance Corp.
455,000	5.625%, 09/20/2013	356,907
		652,743
	Electric Utilities 1.3%
	Entergy Arkansas Inc.
175,000	5.000%, 07/01/2018	168,402
	Indianapolis Power & Light Co.
350,000	6.050%, 10/01/2036 (Acquired
	Multiple Dates, Cost $337,293) (a)	345,803
	Mackinaw Power LLC
309,733	6.296%, 10/31/2023
	(Acquired Multiple Dates,
	Cost $300,162) (a)	303,774
	Ohio Power Co.
60,000	6.000%, 06/01/2016	63,610
		881,589
	Gas Utilities 0.5%
	EQT Corp.
270,000	8.125%, 06/01/2019	311,951
	Industrial Consumer Services 0.5%
	ERAC USA Finance Company
305,000	6.375%, 10/15/2017
	(Acquired 10/21/2008 and
	10/23/2008, Cost $231,598) (a)	308,070
	Insurance 5.2%
	AIG Sunamerica Global Financial
500,000	6.300%, 05/10/2011
	(Acquired 09/30/2009,
	Cost $494,039) (a)	497,344
	Farmers Insurance Exchange
230,000	6.000%, 08/01/2014
	(Acquired 07/15/2009,
	Cost $195,814) (a)	216,991
	Genworth Global Funding
965,000	5.875%, 05/03/2013
	(Acquired Multiple Dates,
	Cost $761,765) (a)	956,014
	Jackson National Life Global Funding
235,000	5.375%, 05/08/2013
	(Acquired Multiple Dates,
	Cost $235,494) (a)	238,647
	Lincoln National Corp.
210,000	6.250%, 02/15/2020	206,951
	Monumental Global Funding
390,000	5.500%, 04/22/2013
	(Acquired Multiple Dates,
	Cost $393,523) (a)	401,272
135,000	5.250%, 01/15/2014
	(Acquired 06/10/2009 and
	09/30/2009, Cost $129,727) (a)	137,736
	Nationwide Life Global Fund
965,000	5.450%, 10/02/2012
	(Acquired 09/25/2007 and
	09/30/2009, Cost $962,774) (a)	953,221
		3,608,176
	Machinery Manufacturing 0.3%
	Weatherford International Ltd.
215,000	6.500%, 08/01/2036	205,331
	Media 0.3%
	Time Warner Entertainment Co. LP
190,000	8.375%, 07/15/2033	227,134

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
CORPORATE BONDS 13.0% (continued)
	Metals & Mining 0.7%
	Alcoa Inc.
$275,000	5.900%, 02/01/2027	$247,903
235,000	5.950%, 02/01/2037	201,682
		449,585
	Multi-Utilities &
	Unregulated Power 0.3%
	Kiowa Power Partners LLC
173,902	4.811%, 12/30/2013
	(Acquired Multiple Dates,
	Cost $173,720) (a)(b)	175,580
	Oil, Gas & Consumable Fuels 0.5%
	Talisman Energy, Inc.
280,000	7.750%, 06/01/2019	328,834
	Total Corporate Bonds
	(Cost $8,168,125)	8,913,990

MORTGAGE BACKED SECURITIES 27.3%
	Bank of America
	Commercial Mortgage Inc.
385,000	Series 2006-3, Class A4,
	5.889%, 07/10/2044	350,332
720,000	Series 2009-UB1, Class A4,
	5.620%, 06/24/2050
	(Acquired Multiple Dates,
	Cost $602,220) (a)	653,819
	CitiMortgage Alternative Loan Trust
1,237,688	Series 2007-A7, Class 3A1,
	5.750%, 07/25/2022	1,010,843
	Credit Suisse First Boston
	Mortgage Securities Corp.
89,467	Pool # 2005-10, 5.000%, 09/25/2015	88,125
20,704	Pool # 2003-1, 7.000%, 02/25/2033	20,373
	FHLMC Pools (d)
88,129	Pool #G1-8105, 5.000%, 03/01/2021	92,464
32,574	Pool #G1-1989, 5.500%, 04/01/2021	34,675
52,185	Pool #G1-2522, 5.000%, 02/01/2022	54,751
107,139	Pool #G1-8229, 5.000%, 01/01/2023	112,174
122,898	Pool #G0-2123, 5.500%, 03/01/2036	129,210
38,663	Pool #G0-8131, 7.000%, 03/01/2036	42,180
59,410	Pool #G0-2184, 5.000%, 04/01/2036	61,038
31,618	Pool #G0-2196, 6.500%, 05/01/2036	33,880
21,949	Pool #A5-2716, 6.500%, 10/01/2036	23,520
202,282	Pool #A6-1562, 5.500%, 10/01/2036	212,291
37,594	Pool #G0-4260, 5.500%, 05/01/2038	39,423
250,227	Pool #G0-5092, 5.000%, 11/01/2038	257,395
	FHLMC REMIC (d)
315,000	Series 3563, 4.000%, 08/15/2024	298,068
860,000	Series 3577, 4.000%, 09/15/2024	817,013
1,610,000	Series 3609, 4.000%, 12/15/2024	1,661,130
75,872	Series 2750, 4.000%, 05/15/2026	76,940
	FNMA (d)
789,125	Pool #931711, 4.000%, 08/01/2019	807,213
388,903	Pool #MA0174, 4.000%, 09/25/2019	397,817
868,286	Pool #MA0235, 4.000%, 11/01/2019	888,188
777,184	Pool #932108, 4.000%, 11/25/2019	794,998
2,870,000	Pool #MA0298, 4.000%, 01/01/2020	2,938,611
12,548	Pool #254711, 4.000%, 03/01/2010	12,662
24,727	Pool #255666, 5.000%, 04/01/2020	25,990
55,070	Pool #735407, 5.000%, 04/01/2020	57,951
108,308	Pool #813929, 4.500%, 11/01/2020	112,415
89,851	Pool #963138, 5.000%, 05/01/2023	93,999
36,039	Pool #256272, 5.500%, 06/01/2026	38,052
46,079	Pool #256751, 5.500%, 06/01/2027	48,631
59,011	Pool #255813, 5.000%, 08/01/2035	60,674
191,549	Pool #255898, 5.000%, 10/01/2035	196,946
87,896	Pool #891475, 6.500%, 04/01/2036	94,323
95,627	Pool #745516, 5.500%, 05/01/2036	100,448
32,417	Pool #256283, 7.000%, 06/01/2036	35,568
137,847	Pool #745875, 6.500%, 09/01/2036	147,927
175,548	Pool #745932, 6.500%, 11/01/2036	188,385
143,784	Pool #256513, 5.500%, 12/01/2036	150,786
122,888	Pool #888129, 5.500%, 02/01/2037	128,872
134,971	Pool #917810, 5.500%, 05/01/2037	141,439

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
MORTGAGE BACKED
SECURITIES 27.3% (continued)
$239,049	Pool #995022, 5.500%, 08/01/2037	$251,101
90,205	Pool #257161, 5.500%, 04/01/2038	94,527
122,807	Pool #962874, 5.000%, 05/01/2038	126,165
	FNMA TBA (d)
2,235,000	Pool #000TBA, 6.500%, 02/01/2038	2,386,560
	GS Mortgage Securities Corp. II
529,906	Series 2007-EOP, Class A1,
	5.410%, 03/06/2020
	(Acquired 09/17/2007 and
	04/22/2008, Cost $521,749) (a)(b)	504,038
	LB-UBS Commercial Mortgage Trust
580,000	Series 2007-C1, Class A4,
	5.424%, 02/15/2040	480,315
360,000	Series 2007-C2, Class A3,
	5.430%, 02/15/2040	310,964
113,000	Series 2007-C3, Class A4,
	6.136%, 07/15/2044 (b)	93,397
	Master Asset Securitization Trust
74,090	Pool # 2004-3, 4.750%, 01/25/2014	71,126
	Residential Accredit Loans, Inc.
258,681	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	235,910
	Residential Asset Securitization Trust
164,371	Series 2003-A6, Class A1,
	4.500%, 07/25/2033	158,090
	Wachovia Bank
	Commercial Mortgage Trust
298,611	Series 2003-C7, Class A1,
	4.241%, 10/15/2035
	(Acquired 12/04/2009,
	Cost $300,940) (a)	300,541
325,000	Series 2006-C23, Class A4,
	5.418%, 01/15/2045	311,313
	Total Mortgage Backed Securities
	(Cost $19,026,439)	18,855,586

U.S. GOVERNMENT AGENCY ISSUES 0.1%
	GNMA
30,637	Pool #3840, 5.000%, 04/20/2036	31,561
51,454	Pool #3841, 5.500%, 04/20/2036	54,051
		85,612
	Total U.S. Government
	Agency Issues
	(Cost $85,801)	85,612

U.S. TREASURY OBLIGATIONS 53.8%
	United States Treasury Bonds 4.9%
3,425,000	4.500%, 08/15/2039	3,347,403

	United States Treasury Notes 45.2%
12,930,000	0.875%, 05/31/2011	12,945,658
1,365,000	1.125%, 06/30/2011	1,370,545
4,340,000	1.125%, 01/15/2012	4,335,929
4,910,000	2.125%, 11/30/2014	4,793,780
1,205,000	3.125%, 10/31/2016	1,189,844
3,150,000	2.750%, 11/30/2016	3,032,612
3,750,000	3.375%, 11/15/2019	3,607,050
		31,275,418
	United States Treasury Strip 3.8%
10,895,000	Principal only, 11/15/2039	2,621,610
	Total U.S. Treasury Obligations
	(Cost $37,692,275)	37,244,431

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
SHORT TERM INVESTMENTS 9.6%
	Commercial Paper 9.0%
$6,240,000	U.S. Bank, N.A.,
	0.040%, 01/04/2010	$6,240,000

	Variable Rate Demand Notes 0.6% (c)
431,325	American Family Financial
	Services, Inc., 0.100%	431,325
2,273	U.S. Bank, N.A., 0.000%	2,273
		433,598

	Total Short Term Investments
	(Cost $6,673,564)	6,673,598

	Total Investments 112.0%
	(Cost $77,330,205)	77,467,360

	Liabilities in Excess of
	Other Assets (12.0)%	(8,295,909)

	TOTAL NET ASSETS 100.0%	$69,171,451

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $6,653,743 (9.6% of net assets) at December 31, 2009.

(b)	Adjustable Rate.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2009.
(d)	Entity under conservatorship of the federal government.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset-Backed Securities	8.2%	U.S. Treasury Obligations	53.8
Corporate Bonds	13.0	Short-Term Investments	9.6
Mortgage-Backed Securities	27.3	Liabilities in Excess of Other Assets	(12.0)
U.S. Government Agency Issues	0.1		100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $77,330,205)	$77,467,360
Interest receivable	319,538
Receivable for investments sold	26,554,444
Prepaid expenses and other assets	22,686
Total assets	104,364,028

Liabilities:
Payable for investments purchased	34,058,741
Accrued expenses	30,034
Payable for fund shares purchased	1,097,043
Accrued investment advisory fee	6,759
Total liabilities	35,192,577
Net Assets	$69,171,451

Net Assets Consist of:
Paid in capital	$74,905,683
Undistributed net investment income	155,302
Accumulated net realized loss	(6,026,689)
Unrealized appreciation on investments	137,155
Net Assets	$69,171,451

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	6,215,286
Net Asset Value, Redemption Price and Offering Price Per Share	$11.13

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF OPERATIONS
Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Interest income	$1,284,166
Dividend income	595
Total Investment Income	1,284,761

Expenses:
Investment advisory fees (Note 3)	118,546
Fund administration and accounting fees	19,660
Audit fees	17,497
Legal fees	11,646
Federal and state registration fees	11,486
Custody fees	8,619
Shareholder servicing fees	4,150
Directors’ fees and related expenses	3,482
Reports to shareholders	1,079
Compliance related expenses	1,075
Other	3,693
Total expenses before waiver and reimbursement	200,933
Waiver and reimbursement of expenses by Adviser (Note 3)	(102,145)
Net expenses	98,788
Net Investment Income	1,185,973

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	3,700,987
Change in net unrealized appreciation/depreciation on:
Investments	(722,953)
Net Realized and Unrealized Gain on Investments	2,978,034
Net Increase in Net Assets Resulting from Operations	$4,164,007

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENTS OF CHANGES IN NET ASSETS
	For the
	Six Months Ended	For the
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment income	$1,185,973	$5,509,874
Net realized gain (loss) on:
Investments	3,700,987	(8,876,168)
Swap contracts	—	71,746
Change in net unrealized appreciation/(depreciation) on:
Investments	(722,953)	1,302,219
Swap contracts	—	72,889
Net increase (decrease) in net assets resulting from operations	4,164,007	(1,919,440)

Distributions Paid From:
Net investment income	(1,148,995)	(5,468,450)
Net realized gain	—	—
Net decrease in net assets resulting from distributions paid	(1,148,995)	(5,468,450)

Capital Share Transactions:
Shares sold	24,769,064	14,029,124
Shares issued to holders in reinvestment of distributions	1,051,839	4,545,747
Shares redeemed	(10,240,727)	(60,476,919)
Net increase (decrease) in net assets resulting from capital share transactions	15,580,176	(41,902,048)
Total Increase (Decrease) in Net Assets	18,595,188	(49,289,938)

Net Assets:
Beginning of Period	50,576,263	99,866,201
End of Period (includes undistributed net investment
income of $155,302 and $118,324 respectively)	$69,171,451	$50,576,263

Transactions in Shares:
Shares sold	2,209,982	1,382,214
Shares issued to holders in reinvestment of distributions	93,930	484,314
Shares redeemed	(960,412)	(6,693,940)
Net increase in shares outstanding	1,343,500	(4,827,412)

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
FINANCIAL HIGHLIGHTS
	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2009		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.38		$10.30	$9.99	$9.86	$10.36	$10.22

Income (Loss) from
Investment Operations:
Net investment income	0.22		0.72	0.48	0.48	0.42	0.37
Net realized and unrealized gain (loss) on investments	0.75		0.08	0.30	0.13	(0.43)	0.27
Total Income (Loss) from Investment Operations	0.97		0.80	0.78	0.61	(0.01)	0.64

Less Distributions:
From net investment income	(0.22)		(0.72)	(0.47)	(0.48)	(0.43)	(0.37)
From net realized gain on investments	—		—	—	—	(0.06)	(0.13)
Total Distributions	(0.22)		(0.72)	(0.47)	(0.48)	(0.49)	(0.50)

Net Asset Value, End of Period	$11.13		$10.38	$10.30	$9.99	$9.86	$10.36
Total Return	9.33	%(1)	8.64%	7.89%	6.26%	(0.11)%	6.32%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$69,171		$50,576	$99,866	$90,771	$96,887	$95,719
Ratio of expenses to average net assets
Before waivers and reimbursements	0.71	%(2)	0.69%	0.66%	0.66%	0.65%	0.62%
Net of waivers and reimbursements	0.35	%(2)	0.35%	0.30%	0.20%	0.20%	0.40%
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.84	%(2)	6.38%	4.29%	4.31%	3.75%	2.85%
Net of waivers and reimbursements	4.20	%(2)	6.72%	4.65%	4.77%	4.20%	3.07%
Portfolio turnover rate	451	%(1)	414%	965%	980%	1,121%	1,080%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
IRONBRIDGE
SMALL CAP FUND

FRONTEGRA
IRONBRIDGE
SMID FUND

REPORT FROM IRONBRIDGE CAPITAL
MANAGEMENT, L.P.

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations.  The objective is relative to, and measured against, the Russell 2000®(1) Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations.  The objective is relative to, and measured against, the Russell 2500™(2) Index.

Performance Review

For the six months ending December 31, 2009, the Frontegra IronBridge Small Cap Fund has underperformed the benchmark, returning 19.78%, net of fees, compared with the Russell 2000 Index return of 23.90% for the same period.

Small Cap Fund Best Performers	Return	Small Cap Fund Worst Performers	Return
Alexandria Real Estate Equities, Inc.	82.72%	Hansen Medical, Inc.	-37.70%
Tupperware Brands Corp.	79.59%	Isis Pharmaceuticals, Inc.	-32.64%
Lufkin Industries, Inc.	75.52%	Myriad Genetics, Inc.	-26.63%
Methanex Corp.	61.68%	Fred’s, Inc.	-22.78%
Tesco Corp.	61.41%	Stewart Information Services Corp.	-22.46%
Lubrizol Corp.	56.04%	Synaptics, Inc.	-21.68%
American Superconductor Corp.	55.54%	Illumina, Inc.	-21.47%
Unit Corp.	53.87%	Luminex Corp.	-19.71%
Minerals Technologies, Inc.	51.25%	SunPower Corp.	-11.56%
Exelixis, Inc.	51.01%	Knight Capital Group, Inc.	-10.07%

The Frontegra IronBridge SMID Fund has underperformed its benchmark, the Russell 2500 Index, for the six-month period.  The Fund returned 18.19%, net of fees, versus the 26.16% return of the Russell 2500 Index.

SMID Cap Fund Best Performers	Return	SMID Cap Fund Worst Performers	Return
priceline.com, Inc.	95.10%	Hansen Medical, Inc.	-38.66%
Tupperware Brands Corp.	81.14%	Isis Pharmaceuticals, Inc.	-32.81%
Methanex Corp.	60.29%	Synaptics, Inc.	-21.44%
FMC Technologies, Inc.	56.77%	Illumina, Inc.	-19.34%
American Superconductor Corp.	56.05%	Luminex Corp.	-17.54%
Intuitive Surgical, Inc.	55.73%	Tellabs, Inc.	-17.04%
Lubrizol Corp.	55.25%	Jacobs Engineering Group, Inc.	-10.59%
F5 Networks, Inc.	53.69%	URS Corp.	-10.46%
Minerals Technologies, Inc.	51.37%	Knight Capital Group, Inc.	-10.33%
Informatica Corp.	51.35%	Quanta Services, Inc.	-10.20%

Both the Frontegra IronBridge Small Cap Fund and the Frontegra IronBridge SMID Fund underperformed their respective indices for similar reasons over the past six months.  We had difficulty keeping up with the performance benchmarks in 2009 as highly leveraged, distressed businesses (those firms we refer to as “Turn Arounds”) led the market, increasing 72% compared to 27% for the broader Russell 2000 Index.  Even though we owned such companies as part of our risk controls, we did not own the “extremely” leveraged distressed firms, which proved to be a sizeable headwind.  Adding insult to injury, the extreme leverage factor was amplified in the latter part of the calendar year when the Russell 2000 Index
_______________

(1)	Russell 2000® Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.
(2)	Russell 2500™ Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.

and Russell 2500 Index rebalanced, and the composition of distressed businesses significantly increased.  At IronBridge Capital Management, one factor we do not diversify is “extreme” leverage, and that is because good stewards of capital, those who create shareholder value, rarely find themselves levered over 50% debt to capital.  To own such companies would violate our investment discipline.

We are unhappy to have underperformed the benchmark last year, but are “in the game” and think we are well positioned as the excess benefit to extremely leveraged firms is set to moderate when credit spreads approach normalized levels.  Importantly, we think our investment results this year are consistent with our stated discipline and believe performance was good enough to stay “in the game” in a year that was anticipated to be challenging for us.  We hope that our clients understand that due to very rare and unique circumstances, solid stock selection was unable to overcome some very powerful near-term temporary factors that significantly benefitted those companies least associated with long-term wealth creation.  In the long term, we know that focusing on businesses that create shareholder value, run by managers who are good stewards of capital, results in positive returns for clients.

Portfolio Outlook

We believe markets are in a period of transition.  The transition out of the leveraged wealth transfer decade to a new period of wealth creation may not be smooth. Before we enter a new age of wealth creation, countries of the developed world will have to eventually deal with the extraordinary debts they have assumed.  We suspect that the next several years may be more volatile and that finding the middle of the goal posts (neutralizing the portfolio to wider and less certain market outcomes between inflation and deflation) could be more challenging.  That is because in periods of higher volatility, portfolio factors (oil price, commodity prices, credit spreads, government intervention, exchange rates, etc.) may become much bigger drivers of short-term relative performance going forward.

Portfolio performance in 2009 emphasized the point where the portfolio factor of “extreme leverage” overwhelmed good stock selection.  However, from July 2007 through July 2008, when credit spreads widened, the portfolio factor “extreme leverage” enhanced our performance.  During this rare and unique period, we outperformed our benchmark by over 1,000 basis points, which is an unusually high level of excess return.  Over that period, we pointed out to our clients that we were “good, but not that good.”  At the time, we did not fully understand the tailwind that the factor of “extreme leverage” was providing the portfolio going into the credit crisis.  Now, we do, because at IronBridge we are committed to utilizing our unique perspective about wealth creation, valuation, and risk control to continually learn and gain additional insights into how to capture excess return for our clients.

We want to be very clear.  We are in no way saying that the potential for greater volatility among the various portfolio factors will make it more difficult to outperform, but rather, saying it may impact the magnitude of outperformance and underperformance during this transition phase of the market.  We will adapt by prudently applying our risk controls.  We expect factor volatility to moderate after the market adjusts to the new rules, regulations, tax regime, and quantitative easing exit strategy that are likely to be thrust upon investors over the next few years.

Our long-term strategy never wavers.  We will continue to seek to invest in highly skilled managements that are doing the right thing to create shareholder value and invest in them when they are priced at attractive risk/reward levels.  We are optimistic that we are transitioning out of the decade of leveraged wealth transfer that produced little in the way of returns to equity investors to a new era of pro-wealth creation globally that may be much kinder to investors in equities.  However, the transition phase may be punctuated with above average “factor” volatility as markets rebalance production and consumption globally, and adjust to the new rules, regulations, tax regimes, and monetary policy.

Thank you for your continued support.

Christopher C. Faber	Jeffrey B. Madden
IronBridge Capital Management, L.P.	IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 8/30/02 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SIX MONTHS	19.78%	23.90%

ONE YEAR	24.53%	27.17%

FIVE YEAR
AVERAGE ANNUAL	2.38%	0.51%

SINCE COMMENCEMENT
AVERAGE ANNUAL	10.21%	8.02%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.3%
	Aerospace & Defense 3.1%
81,943	Esterline Technologies Corp. (a)	$3,340,816
134,753	Moog Inc. - Class A (a)	3,938,830
125,551	Orbital Sciences Corp. (a)	1,915,908
58,147	Triumph Group, Inc.	2,805,593
		12,001,147
	Apparel Retail 0.7%
100,230	The Buckle, Inc.	2,934,734

	Auto Components 0.5%
122,761	Superior Industries
	International, Inc.	1,878,243

	Biotechnology 4.2%
169,547	Cepheid, Inc. (a)	2,115,947
366,926	Exelixis, Inc. (a)	2,704,245
164,173	Isis Pharmaceuticals, Inc. (a)	1,822,320
180,548	Luminex Corp. (a)	2,695,582
73,569	Metabolix, Inc. (a)	814,409
59,400	Myriad Genetics, Inc. (a)	1,550,340
63,541	Onyx Pharmaceuticals, Inc. (a)	1,864,293
43,773	Techne Corp.	3,001,077
		16,568,213
	Building Products 1.5%
224,568	Apogee Enterprises, Inc.	3,143,952
73,903	Universal Forest Products, Inc.	2,720,369
		5,864,321
	Capital Markets 3.1%
161,489	Jefferies Group, Inc. (a)	3,832,134
253,687	Knight Capital Group,
	Inc. - Class A (a)	3,906,780
22,543	optionsXpress Holdings, Inc.	348,289
34,210	Stifel Financial Corp. (a)	2,026,600
64,709	Waddell & Reed Financial, Inc.	1,976,213
		12,090,016
	Chemicals 5.1%
65,897	Arch Chemicals, Inc.	2,034,899
88,494	Cabot Corp.	2,321,198
116,409	FMC Corp.	6,490,966
52,930	Lubrizol Corp.	3,861,243
155,255	Methanex Corp. (b)	3,025,920
38,671	Minerals Technologies, Inc.	2,106,409
		19,840,635
	Commercial Banks 4.0%
124,852	Columbia Banking System, Inc.	2,020,105
117,416	Cullen/Frost Bankers, Inc.	5,870,800
66,886	Glacier Bancorp, Inc.	917,676
52,463	IBERIABANK Corp.	2,823,034
143,966	TCF Financial Corp.	1,960,817
35,635	Westamerica Bancorporation	1,973,110
		15,565,542
	Commercial Services & Supplies 1.8%
44,574	PICO Holdings, Inc. (a)	1,458,907
12,740	Strayer Education, Inc.	2,707,123
104,477	Tetra Tech, Inc. (a)	2,838,640
		7,004,670
	Communications Equipment 1.9%
71,395	Polycom, Inc. (a)	1,782,733
357,285	Tekelec (a)	5,459,315
		7,242,048
	Computers & Peripherals 1.2%
151,377	Synaptics, Inc. (a)	4,639,705

	Construction & Engineering 1.5%
98,980	Insituform Technologies, Inc. (a)	2,248,826
295,665	MasTec, Inc. (a)	3,695,813
		5,944,639
	Consumer Electronics 0.7%
109,908	Universal Electronics, Inc. (a)	2,552,064
	Distributors 0.7%
89,152	Wausau Paper Corp.	1,034,163

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.3% (continued)
	Distributors 0.7% (continued)
70,223	WESCO International, Inc. (a)	$1,896,723
		2,930,886
	Diversified Financial Services 0.7%
30,343	Financial Federal Corp.	834,433
67,859	GATX Corp.	1,950,946
		2,785,379
	Electric Utilities 2.2%
206,778	Black Hills Corp.	5,506,498
62,455	ITC Holdings Corp.	3,253,281
		8,759,779
	Electrical Equipment 1.8%
55,628	American Superconductor Corp. (a)	2,275,185
131,818	Thomas & Betts Corp. (a)	4,717,766
		6,992,951
	Electronic Equipment
	& Instruments 6.4%
261,404	Daktronics, Inc.	2,407,531
28,380	Dionex Corp. (a)	2,096,431
178,196	FLIR Systems, Inc. (a)	5,830,573
29,500	Itron, Inc. (a)	1,993,315
188,539	National Instruments Corp.	5,552,473
84,355	Rofin-Sinar Technologies, Inc. (a)	1,991,621
110,344	ScanSource, Inc. (a)	2,946,185
79,715	Trimble Navigation Ltd. (a)	2,008,818
		24,826,947
	Energy Equipment & Services 3.2%
52,118	Atwood Oceanics, Inc. (a)	1,868,430
37,314	Lufkin Industries, Inc.	2,731,385
66,904	Oceaneering International, Inc. (a)	3,915,222
93,440	Unit Corp. (a)	3,971,200
		12,486,237
	Food Products 1.7%
157,054	Corn Products International, Inc.	4,590,688
84,189	Flowers Foods, Inc.	2,000,331
		6,591,019
	Gas Utilities 3.2%
105,088	AGL Resources, Inc.	3,832,559
180,831	Southern Union Co.	4,104,864
191,705	UGI Corp.	4,637,344
		12,574,767
	General Merchandise 1.5%
91,690	Casey’s General Stores, Inc.	2,926,745
284,991	Fred’s, Inc. - Class A	2,906,908
		5,833,653
	Health Care Equipment & Supplies 2.9%
67,001	Gen-Probe, Inc. (a)	2,874,343
234,046	Hansen Medical, Inc. (a)	709,159
37,779	IDEXX Laboratories, Inc. (a)	2,018,910
96,353	Illumina, Inc. (a)	2,953,219
98,394	ZOLL Medical Corp. (a)	2,629,088
		11,184,719
	Health Care Providers & Services 2.8%
46,419	Cerner Corp. (a)	3,826,782
161,667	Owens & Minor, Inc.	6,940,364
		10,767,146
	Hotels, Restaurants & Leisure 1.0%
93,659	WMS Industries, Inc. (a)	3,746,360

	Household Durables 2.8%
162,809	AptarGroup, Inc.	5,818,794
53,608	Snap-On, Inc.	2,265,474
58,515	Tupperware Brands Corp.	2,725,044
		10,809,312
	Industrial Conglomerates 2.6%
28,467	Alleghany Corp. (a)	7,856,892
70,668	Raven Industries, Inc.	2,245,122
		10,102,014
	Insurance 3.6%
270,783	American Financial Group, Inc.	6,756,036
131,418	Argo Group International
	Holdings Ltd. (a)(b)	3,829,520
35,275	RLI Corp.	1,878,394

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.3% (continued)
	Insurance 3.6% (continued)
158,171	Stewart Information Services Corp.	$1,784,169
		14,248,119
	Internet & Catalog Retail 0.7%
53,137	Netflix, Inc. (a)	2,929,974

	Leisure Equipment & Products 0.8%
397,712	Callaway Golf Co.	2,998,748

	Machinery 3.3%
122,236	Astec Industries, Inc. (a)	3,293,038
65,735	IDEX Corp.	2,047,645
58,043	Kaydon Corp.	2,075,618
38,948	Lincoln Electric Holdings, Inc.	2,082,160
44,768	Valmont Industries, Inc.	3,512,050
		13,010,511
	Marine 1.4%
162,163	Alexander & Baldwin, Inc.	5,550,840

	Metals & Mining 1.7%
96,799	Carpenter Technology Corp.	2,608,733
253,892	Graftech International Ltd. (a)	3,948,021
		6,556,754
	Multiline Retail 0.8%
107,170	Big Lots, Inc. (a)	3,105,787

	Multi-Utilities &
	Unregulated Power 1.5%
270,970	Avista Corp.	5,850,242

	Oil & Gas 2.3%
106,943	Cabot Oil & Gas Corp.	4,661,646
83,581	Swift Energy Co. (a)	2,002,601
179,978	Tesco Corp. (a)(b)	2,323,516
		8,987,763
	Real Estate 5.4%
51,760	Alexandria Real
	Estate Equities, Inc.	3,327,651
153,440	Corporate Office Properties Trust	5,620,507
150,411	Mid-America Apartment
	Communities, Inc.	7,261,843
60,890	Potlatch Corp.	1,941,173
99,034	The St. Joe Co. (a)	2,861,092
		21,012,266
	Semiconductor &
	Semiconductor Equipment 3.4%
397,072	Cypress Semiconductor Corp. (a)	4,193,080
160,821	Semtech Corp. (a)	2,735,565
136,380	Skyworks Solutions, Inc. (a)	1,935,232
112,771	Standard Microsystems Corp. (a)	2,343,382
58,585	Varian Semiconductor
	Equipment Associates, Inc. (a)	2,102,030
		13,309,289
	Software 3.3%
81,920	ANSYS, Inc. (a)	3,560,243
98,677	Informatica Corp. (a)	2,551,788
110,827	Jack Henry & Associates, Inc.	2,562,320
135,218	Parametric Technology Corp. (a)	2,209,462
48,060	Sybase, Inc. (a)	2,085,804
		12,969,617
	Specialty Retail 1.5%
109,265	Tractor Supply Co. (a)	5,786,674

	Telephone Communications 0.7%
283,481	TeleCommunication
	Systems, Inc. (a)	2,744,096

	Textiles, Apparel & Luxury Goods 1.0%
150,798	Wolverine World Wide, Inc.	4,104,722

	Thrifts & Mortgage Finance 1.1%
216,882	Provident Financial Services, Inc.	2,309,793
The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.3% (continued)
	Thrifts & Mortgage
	Finance 1.1% (continued)
100,470	Washington Federal, Inc.	$1,943,090
		4,252,883
	Total Common Stocks
	(Cost $333,836,654)	371,935,431

EXCHANGE TRADED FUNDS 1.9%
117,349	iShares Russell 2000 Index Fund	7,306,148
	Total Exchange Traded Funds
	(Cost $5,383,263)	7,306,148
Principal Amount
SHORT TERM INVESTMENTS 3.3%
	Commercial Paper 3.3%
$12,720,000	U.S. Bank, N.A.,
	0.040%, 01/04/2010	12,720,000

	Variable Rate Demand Notes (c) 0.0%
14,063	U.S. Bank, N.A., 0.000%	14,063
	Total Short-Term Investments
	(Cost $12,733,992)	12,734,063

	Total Investments 100.5%
	(Cost $351,953,909)	391,975,642

	Liabilities in Excess of
	Other Assets (0.5)%	(1,919,083)

	TOTAL NET ASSETS 100.0%	$390,056,559

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2009.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stock	95.3%
Exchange Traded Funds	1.9
Short-Term Investments	3.3
Liabilities in Excess of Other Assets	(0.5)
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $351,953,909)	$391,975,642
Interest receivable	365,219
Receivable for Fund shares sold	147,832
Receivable for investments sold	10,306,135
Prepaid expenses and other assets	34,609
Total assets	402,829,437

Liabilities:
Payable for investments purchased	12,372,424
Payable for Fund shares purchased	33,110
Accrued investment advisory fee	323,017
Accrued expenses	44,327
Total liabilities	12,772,878
Net Assets	$390,056,559

Net Assets Consist of:
Paid in capital	$395,666,584
Undistributed net investment income	709,749
Accumulated net realized loss	(46,341,507)
Unrealized appreciation on investments	40,021,733
Net Assets	$390,056,559

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	27,677,554
Net Asset Value, Redemption Price and Offering Price Per Share	$14.09

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Dividend income(1)	$2,445,997
Interest income	161,459
Total Investment Income	2,607,456

Expenses:
Investment advisory fees (Note 3)	1,765,685
Fund administration and accounting fees	38,894
Audit fees	17,249
Federal and state registration fees	15,322
Legal fees	14,880
Shareholder servicing fees	13,749
Custody fees	12,035
Reports to shareholders	8,275
Directors’ fees and related expenses	3,932
Compliance related expenses	1,075
Other	6,611
Total expenses	1,897,707
Net Investment Income	709,749

Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	4,602,765
Change in net unrealized appreciation/(depreciation) on:
Investments	54,700,925
Net Realized and Unrealized Gain on Investments	59,303,690
Net Increase in Net Assets Resulting from Operations	$60,013,439

(1)	Net of $8,151 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the Year
	December 31, 2009	Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment income	$709,749	$1,213,981
Net realized gain (loss) on investments	4,602,765	(50,963,550)
Change in net unrealized appreciation/(depreciation) on investments	54,700,925	(50,588,011)
Net increase/(decrease) in net assets resulting from operations	60,013,439	(100,337,580)
Distributions Paid From:
Net investment income	(1,187,053)	(189,366)
Net realized gain	—	(16,024,635)
Net decrease in net assets resulting from distributions paid	(1,187,053)	(16,214,001)
Capital Share Transactions:
Shares sold	49,067,941	54,279,666
Shares issued to holders in reinvestment of distributions	1,116,870	15,455,049
Shares redeemed	(15,399,330)	(56,770,624)
Net increase in net assets resulting from capital share transactions	34,785,481	12,964,091
Total Increase (Decrease) in Net Assets	93,611,867	(103,587,490)
Net Assets:
Beginning of Period	296,444,692	400,032,182
End of Period (includes undistributed net investment
income of $709,749 and $1,187,053 respectively)	$390,056,559	$296,444,692
Transactions in Shares:
Shares sold	3,643,492	4,728,426
Shares issued to holders in reinvestment of distributions	80,991	1,412,710
Shares redeemed	(1,158,803)	(4,512,723)
Net increase in shares outstanding	2,565,680	1,628,413

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2009		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.80		$17.03	$20.35	$18.25	$16.14	$15.83

Income (Loss) from
Investment Operations:
Net investment income (loss)	0.02		0.05	0.02	—	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	2.31		(4.53)	(1.16)	3.82	2.25	1.38
Total Income (Loss) from Investment Operations	2.33		(4.48)	(1.14)	3.82	2.28	1.35

Less Distributions:
From net investment income	(0.04)		(0.01)	(0.01)	(0.02)	—	—
From net realized gain on investments	—		(0.74)	(2.17)	(1.70)	(0.17)	(1.04)
Total Distributions	(0.04)		(0.75)	(2.18)	(1.72)	(0.17)	(1.04)

Net Asset Value, End of Period	$14.09		$11.80	$17.03	$20.35	$18.25	$16.14
Total Return	19.78	%(1)	(26.00)%	(6.07)%	22.11%	14.20%	8.47%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$390,056		$296,445	$400,032	$432,403	$404,219	$319,081
Ratio of expenses to average net assets
Before waivers and reimbursements	1.07	%(2)	1.09%	1.07%	1.07%	1.08%	1.11%
Net of waivers and reimbursements	1.07	%(2)	1.09%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.40	%(2)	0.40%	0.10%	(0.01)%	0.17%	(0.28)%
Net of waivers and reimbursements	0.40	%(2)	0.40%	0.09%	(0.08)%	0.15%	(0.27)%
Portfolio turnover rate	17	%(1)	39%	53%	34%	60%	56%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/31/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SIX MONTHS	18.19%	26.16%

ONE YEAR	26.48%	34.39%

FIVE YEAR
AVERAGE ANNUAL	1.95%	1.58%

SINCE COMMENCEMENT
AVERAGE ANNUAL	1.95%	1.58%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.2%
	Aerospace & Defense 2.2%
81,458	Esterline Technologies Corp. (a)	$3,321,043
62,540	Parker Hannifin Corp.	3,369,655
80,444	Teledyne Technologies, Inc. (a)	3,085,832
		9,776,530
	Apparel Retail 0.8%
122,078	The Buckle, Inc.	3,574,444

	Biotechnology 4.6%
75,217	Alexion Pharmaceuticals, Inc. (a)	3,672,094
220,215	Cepheid, Inc. (a)	2,748,283
224,492	Isis Pharmaceuticals, Inc. (a)	2,491,861
169,156	Luminex Corp. (a)	2,525,499
100,366	Onyx Pharmaceuticals, Inc. (a)	2,944,738
45,631	Techne Corp.	3,128,461
84,762	Watson Pharmaceuticals, Inc. (a)	3,357,423
		20,868,359
	Capital Markets 2.4%
44,375	Greenhill & Co., Inc.	3,560,650
203,254	Knight Capital Group,
	Inc. - Class A (a)	3,130,112
129,585	Waddell & Reed Financial, Inc.	3,957,526
		10,648,288
	Chemicals 6.6%
122,484	Albemarle Corp.	4,454,743
169,403	Cabot Corp.	4,443,441
172,672	Calgon Carbon Corp. (a)	2,400,141
139,356	FMC Corp.	7,770,491
60,897	Lubrizol Corp.	4,442,436
187,139	Methanex Corp. (b)	3,647,339
45,571	Minerals Technologies, Inc.	2,482,252
		29,640,843
	Commercial Banks 2.4%
148,433	Cullen/Frost Bankers, Inc.	7,421,650
585,668	Keycorp	3,250,458
		10,672,108
	Commercial Services & Supplies 0.7%
15,928	Strayer Education, Inc.	3,384,541

	Communications Equipment 2.0%
63,965	F5 Networks, Inc. (a)	3,388,866
191,083	Tekelec (a)	2,919,748
484,238	Tellabs, Inc. (a)	2,750,472
		9,059,086
	Computers & Peripherals 1.1%
161,319	Synaptics Inc. (a)	4,944,427

	Construction & Engineering 2.8%
311,035	Louisiana-Pacific Corp. (a)	2,171,024
275,937	Quanta Services, Inc. (a)	5,750,527
99,752	URS Corp. (a)	4,440,959
		12,362,510
	Containers & Packaging 1.3%
51,955	Greif, Inc. - Class A	2,804,531
59,262	Rock-Tenn Co.	2,987,397
		5,791,928
	Diversified Financial Services 1.0%
153,850	GATX Corp.	4,423,188

	Electric Utilities 1.4%
117,347	ITC Holdings Corp.	6,112,605

	Electrical Equipment 2.4%
70,972	American Superconductor Corp. (a)	2,902,755
95,943	AMETEK, Inc.	3,668,860
80,538	Roper Industries, Inc.	4,217,775
		10,789,390
	Electronic Equipment
	& Instruments 4.2%
109,173	Amphenol Corp. - Class A	5,041,609
209,413	Avnet, Inc. (a)	6,315,896
65,763	FLIR Systems, Inc. (a)	2,151,766
41,397	Itron, Inc. (a)	2,797,195

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.2% (continued)
	Electronic Equipment
	& Instruments 4.2% (continued)
103,306	Trimble Navigation Ltd. (a)	$2,603,311
		18,909,777
	Energy Equipment & Services 2.1%
107,670	Helmerich & Payne, Inc.	4,293,880
159,928	Pride International, Inc. (a)	5,103,302
		9,397,182
	Food Products 3.7%
152,949	Corn Products International, Inc.	4,470,699
138,879	Flowers Foods, Inc.	3,299,765
249,973	McCormick & Co., Inc.	9,031,524
		16,801,988
	Gas Utilities 3.1%
145,029	New Jersey Resources Corp.	5,424,085
357,261	UGI Corp.	8,642,143
		14,066,228
	Health Care Equipment & Supplies 3.2%
47,010	C.R. Bard, Inc.	3,662,079
116,474	Hansen Medical, Inc. (a)	352,916
181,817	Illumina, Inc. (a)	5,572,691
235,996	PerkinElmer, Inc.	4,859,158
		14,446,844
	Health Care Providers & Services 3.4%
66,849	Cerner Corp. (a)	5,511,032
165,293	Owens & Minor, Inc.	7,096,028
92,010	Universal Health Services, Inc.	2,806,305
		15,413,365
	Hotels, Restaurants & Leisure 0.7%
80,907	WMS Industries, Inc. (a)	3,236,280

	Household Durables 2.0%
54,736	AptarGroup, Inc.	1,956,265
92,817	Snap-On, Inc.	3,922,446
67,317	Tupperware Brands Corp.	3,134,953
		9,013,664
	Industrial Conglomerates 1.2%
18,853	Alleghany Corp.	5,203,428

	Insurance 3.2%
190,176	American Financial Group, Inc.	4,744,891
15,951	Markel Corp. (a)	5,423,340
83,170	RLI Corp.	4,428,803
		14,597,034
	Internet & Catalog Retail 1.5%
57,164	Netflix, Inc. (a)	3,152,023
16,597	priceline.com, Inc. (a)	3,626,445
		6,778,468
	Internet Software & Services 0.7%
122,587	Akamai Technologies, Inc. (a)	3,105,129

	Leisure Equipment & Products 1.4%
191,822	Hasbro, Inc.	6,149,813

	Machinery 1.6%
121,189	Harsco Corp.	3,905,921
43,462	Valmont Industries, Inc.	3,409,594
		7,315,515
	Marine 1.4%
181,877	Alexander & Baldwin, Inc.	6,225,650

	Metals & Mining 1.5%
125,773	Arch Coal, Inc.	2,798,449
243,969	GrafTech International Ltd. (a)	3,793,718
		6,592,167
	Multiline Retail 1.4%
218,261	Big Lots, Inc. (a)	6,325,204

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.2% (continued)
	Multi-Utilities &
	Unregulated Power 2.7%
127,440	Energen Corp.	$5,964,192
255,493	MDU Resources Group, Inc.	6,029,635
		11,993,827
	Oil & Gas 3.5%
61,217	Arena Resources, Inc. (a)	2,639,677
99,214	Cabot Oil & Gas Corp.	4,324,738
231,162	Denbury Resources, Inc. (a)	3,421,198
129,452	Questar Corp.	5,381,320
		15,766,933
	Paper & Forest Products 1.0%
105,130	Rayonier, Inc.	4,432,281

	Real Estate 5.5%
202,413	Corporate Office Properties Trust	7,414,388
91,215	Digital Realty Trust, Inc.	4,586,290
91,633	Mid-America Apartment
	Communities, Inc.	4,424,041
294,776	The St. Joe Co. (a)	8,516,079
		24,940,798
	Semiconductor &
	Semiconductor Equipment 3.1%
142,986	Altera Corp.	3,235,773
424,742	Cypress Semiconductor Corp. (a)	4,485,275
49,402	NetLogic Microsystems, Inc. (a)	2,285,337
108,046	Varian Semiconductor
	Equipment Associates, Inc. (a)	3,876,690
		13,883,075
	Software 3.9%
56,120	BMC Software, Inc. (a)	2,250,412
79,011	Citrix Systems, Inc. (a)	3,287,648
119,586	Informatica Corp. (a)	3,092,494
143,161	McAfee, Inc. (a)	5,808,042
74,493	Sybase, Inc. (a)	3,232,996
		17,671,592
	Specialty Retail 1.8%
104,370	GameStop Corp. - Class A (a)	2,289,878
155,464	O’Reilly Automotive, Inc. (a)	5,926,287
		8,216,165
	Textiles, Apparel & Luxury Goods 1.8%
50,935	VF Corp.	3,730,479
164,030	Wolverine World Wide, Inc.	4,464,897
		8,195,376
	Thrifts & Mortgage Finance 2.9%
456,251	Hudson City Bancorp, Inc.	6,264,326
399,286	People’s United Financial, Inc.	6,668,076
		12,932,402
	Trading Companies & Distributors 1.0%
44,278	W.W. Grainger, Inc.	4,287,439
	Total Common Stocks
	(Cost $391,621,222)	427,945,871

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Principal Amount		Value
SHORT TERM INVESTMENTS 4.4%
	Commercial Paper 3.9%
$17,660,000	U.S. Bank, N.A.,
	0.040%, 01/04/2010	$17,660,000

	Variable Rate Demand Notes (c) 0.5%
2,173,245	American Family Financial
	Services, Inc., 0.101%	2,173,245
14,718	U.S. Bank, N.A., 4.949%	14,718
		2,187,963
	Total Short-Term Investments
	(Cost $19,847,865)	19,847,963

	Total Investments 99.6%
	(Cost $411,469,087)	447,793,834

	Other Assets in Excess
	of Liabilities 0.4%	1,955,283

	TOTAL NET ASSETS 100.0%	$449,749,117

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2009.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stock	95.2%
Short-Term Investments	4.4
Other Assets in Excess of Liabilities	0.4
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $411,469,087)	$447,793,834
Cash	24,656
Interest receivable	486,758
Receivable for Fund shares sold	2,627,593
Receivable for investments sold	2,627,790
Prepaid expenses and other assets	29,165
Total assets	453,589,796

Liabilities:
Payable for investments purchased	3,434,640
Payable for Fund shares purchased	37,068
Accrued investment advisory fee	318,809
Accrued expenses	50,162
Total liabilities	3,840,679
Net Assets	$449,749,117

Net Assets Consist of:
Paid in capital	$455,602,687
Undistributed net investment income	952,308
Accumulated net realized loss	(43,130,625)
Unrealized appreciation on investments	36,324,747
Net Assets	$449,749,117

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	46,323,058
Net Asset Value, Redemption Price and Offering Price Per Share	$9.71

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS
Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Dividend income(1)	$2,727,956
Interest income	6,867
Total Investment Income	2,734,823

Expenses:
Investment advisory fees (Note 3)	1,595,533
Fund administration and accounting fees	47,592
Audit fees	17,620
Federal and state registration fees	16,039
Legal fees	15,258
Custody fees	14,271
Shareholder servicing fees	14,035
Reports to shareholders	9,352
Directors’ fees and related expenses	4,269
Compliance related expenses	1,054
Other	9,695
Total expenses before waiver and reimbursement	1,744,718
Expenses recaptured by Adviser (Note 3)	37,797
Net expenses	1,782,515
Net Investment Income	952,308

Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	5,623,583
Change in net unrealized appreciation/(depreciation) on:
Investments	53,778,067
Net Realized and Unrealized Gain on Investments	59,401,650
Net Increase in Net Assets Resulting from Operations	$60,353,958

(1)	Net of $7,831 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS
	For the
	Six Months Ended	For the Year
	December 31, 2009	Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment income	$952,308	$1,331,924
Net realized gain/(loss) on investments	5,623,583	(48,731,590)
Change in net unrealized appreciation/(depreciation) on investments	53,778,067	(21,178,183)
Net increase (decrease) in net assets resulting from operations	60,353,958	(68,577,849)
Distributions Paid From:
Net investment income	(1,315,023)	(259,686)
Net realized gain	—	(2,364,348)
Net decrease in net assets resulting from distributions paid	(1,315,023)	(2,624,034)
Capital Share Transactions:
Shares sold	115,952,833	179,601,797
Shares issued to holders in reinvestment of distributions	1,153,134	2,451,437
Shares redeemed	(34,368,864)	(36,257,970)
Net increase in net assets resulting from capital share transactions	82,737,103	145,795,264
Total Increase in Net Assets	141,776,038	74,593,381
Net Assets:
Beginning of Period	307,973,079	233,379,698
End of Period (includes undistributed net investment
income of $952,308 and $1,315,023 respectively)	$449,749,117	$307,973,079
Transactions in Shares:
Shares sold	12,634,862	20,791,374
Shares issued to holders in reinvestment of distributions	120,874	328,171
Shares redeemed	(3,827,181)	(4,509,587)
Net increase in shares outstanding	8,928,555	16,609,958

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Period
	December 31,		Ended	Ended	Ended	Ended	Ended
	2009		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2009	2008	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$8.24		$11.23	$13.36	$11.07	$10.00	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.01		0.03	0.02	0.01	0.06 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments	1.49		(2.93)	(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from Investment Operations	1.50		(2.90)	(0.96)	2.44	1.10	0.00

Less Distributions:
From net investment income	(0.03)		(0.01)	(0.02)	— (3)	(0.03)	—
From net realized gain on investments	—		(0.08)	(1.15)	(0.15)	—	—
Total Distributions	(0.03)		(0.09)	(1.17)	(0.15)	(0.03)	—

Net Asset Value, End of Period	$9.71		$8.24	$11.23	$13.36	$11.07	$10.00
Total Return	18.19	%(4)	(25.78)%	(7.48)%	22.25%	11.02%	0.00	%(4)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$449,749		$307,973	$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets
Before waivers and reimbursements	0.93	%(5)	0.96%	0.96%	0.98%	1.08%	1.49	%(5)
Net of waivers and reimbursements	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.53	%(5)	0.54%	0.19%	0.08%	0.15%	0.35	%(5)
Net of waivers and reimbursements	0.51	%(5)	0.55%	0.20%	0.10%	0.28%	0.89	%(5)
Portfolio turnover rate	19	%(4)	46%	71%	71%	91%	44	%(4)

(1)	Commenced operations on December 31, 2004.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
IRONBRIDGE GLOBAL
FOCUS FUND

REPORT FROM IRONBRIDGE
CAPITAL MANAGEMENT, L.P.

Dear Shareholders:

The Frontegra IronBridge Global Focus Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.

Performance Review

Since inception on September 18, 2009, the Frontegra IronBridge Global Focus Fund returned 1.31%, net of fees, versus the MSCI World Index Net return of 3.04%.

A combination of huge transfer payments and highly stimulative monetary policy continued to support the recovery as the fourth quarter progressed; a recovery that seemed highly uncertain just twelve months ago.  Consequently, confidence that was shattered by the sheer scale of the credit and real economy shocks that penetrated the financial system at the end of 2008 sustained a gradual recovery.

Hence, a normal, cyclically inspired inventory recovery was supercharged by direct government expenditure and abnormally cheap funding costs.  A steep yield curve was supporting bank profitability and gradual balance sheet repair, which was augmented by regular capital raisings.  At the same time, central bank action was encouraging risk appetite to return as a precaution against any potential re-emergence of the debt deflation trap.  Consider that at the end of December, the yield curve in the US steepened to its highest ever level with the gap between two-year yields and ten-year yields eclipsing the previous record set in August 2003.

Portfolio Outlook

The data and the markets continue to give out conflicting messages.  For example, while the corporate sector is reporting sharply improving profitability, the signal from government and state tax receipts paints a very different picture.  By way of example, all US states reported negative year over year tax collections in October with the weighted average decrease recorded as -10.2% (Source: The Liscio Report – http://tlrii.typepad.com/).  In the UK, the negative surprise from the pre budget report released in December was in no small part a function of much lower than anticipated tax receipts and a poor record on collecting arrears.  Meanwhile, although consumer expenditure surveys support the notion that economies have stabilized, credit card delinquencies are now reported at all time highs. Finally, the signal from corporate profitability suggests a strong recovery is underway with the revisions ratio at all time highs and showing a current reading of 1.8x.  In contrast, labor statistics point to continued high levels of unemployment and underemployment, with record lows in “hours worked.”

For us, outside these short term conflicting data points, we believe a longer-term “re-balancing” phase brought about by market forces may well be underway.  We see some selected authorities looking beyond the current economic environment towards their own re-balancing – because they can afford to.  The best example being Australia where interest rates have been rising, following the example set last quarter by Israel and by China.  The authorities are instigating a number of measures aimed at a tightening of lending standards. From our perspective, re-balancing the interest rate environment is more likely to provide a favorable environment for the efficient allocation of long-term productive capital, which is vital requirement for the health of a market based system.

In broadest outline, we believe the next several years will be marked by an increase in production relative to consumption in the debt-laden nations and an increase in consumption relative to production in the creditor nations.  An increase in developed market production relative to consumption will necessarily require an increase in asset growth and corporate spending, both of which are operating well below their long run averages.  In the short run it is likely that companies have chosen to preserve cash flow and capital, having experienced the trauma of the recent credit crisis.  As the memory of the crisis fades, companies will start investing and spending again.  At the moment, G7 investment share of GDP is running well below trend and in the US is at all time lows.  At the same time, cash on corporate balance sheets is abnormally high.  Looking at our data, US non-financial corporate cash / market capitalization is in the region of 12%.  This is at levels similar to the crisis high of 1974 and well above the long run average since 1951, which is nearer 8%.

Contrast these further characteristics in the debt-laden nations with those from the creditor nations.  In the US, the consumption share of GDP stands at 73%.  In non-Japan Asia the same figure currently stands at 43% and for the Chinese consumer is as low as 36%.  These same measures taken in 1980 would show the US at 62% and NJA (non-Japan Asia) at 55%.  China has made up for the shortfall in its growth from consumption with a massive expansion in investment.  Current investment share of GDP in China, at over 40%, is above that of both Japan and Korea at the peak of their industrialization.

This long-term process in the allocation between consumption and production is also a necessary part of re-balancing the financial markets.  For sure, it will be a volatile period of adjustment and it will have its own punctuation marks, just as the previous 30-year regime was marked by a series of booms and busts.  Fixed exchange rate regimes and a likely increase in regulation and government interference ensure that will be the case – witness the gyrations in the markets in China and Greece where the currencies are unable to adjust, so the equity and bond markets take the initial strain.  An alternative path is currently being taken in Ireland, where austerity measures include significant deflation in wages and salaries of 6-7% for most public sector workers and deeper cuts of 15% for the higher paid.  In Spain, the valve has been employment, with the official unemployment rate in November reaching 19.3%, more than double the EU average.

Although we now have a better understanding of the implications of direct government actions, at IronBridge the relative performance of our funds during the “intervention phase” has not been anywhere near as good as we would demand from ourselves.  Nevertheless, we continue to believe the best way to manage our clients’ assets over the long run is not to try and forecast the changes in the general market environment nor is it to try and call or time those short run punctuation marks likely to characterize the re-balancing phase.  Instead, we believe it is more effective to focus on the key characteristics of wealth creation that transcend the market environment – namely innovation, skilled capital allocation and the avoidance of excess leverage, leverage which often puts mere survival at threat in times of duress.  We believe that increased intervention is actually more likely to provide interesting opportunities going forward than it has in the short run phase of the last twelve months.

Consequently, we continue to stick with our long tested investment approach.  We monitor our long-term milestones and search for attractive stock opportunities amongst those managements undertaking the correct capital allocation decisions, appropriate for their position in the Life Cycle.  We look for attractive pay-off structures and manage concentrated portfolios with Life Cycle diversification as the primary tool for risk control, aiming for consistency of performance regardless of market environment.

Best regards,

Stephen Barrow	Matt Halkyard, CFA

James Clarke, CFA	Peter Rutter, CFA

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 9/18/09 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SINCE INCEPTION	1.31%	3.04%

This chart assumes an initial gross investment of $100,000 made on 9/18/09.  Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Global Focus Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.5%
	Australia 1.4%
27,250	Westpac Banking Corp.	$615,542

	Canada 9.3%
19,138	Barrick Gold Corp.	753,654
26,626	Brookfield Asset Management, Inc.	590,565
9,737	Canadian Natural Resources Ltd.	700,577
11,011	Petrobank Energy & Resources Ltd. (a)	539,153
16,004	Teck Resources Ltd. (a)	563,434
15,528	TD Bank Financial Group (a)	979,325
		4,126,708
	Finland 2.8%
51,111	Sampo Oyj	1,245,062

	France 3.3%
10,720	Compagnie Generale des
	Etablissements Michelin - Class B	821,032
22,710	Legrand SA	632,056
		1,453,088
	Germany 5.2%
14,970	Bayer AG	1,197,951
26,699	E.ON AG	1,120,665
		2,318,616
	Hong Kong 1.8%
207,100	Hang Lung Properties Ltd.	811,905

	Ireland (Republic of) 2.0%
32,441	CRH PLC	886,723

	Japan 9.7%
14,320	Canon, Inc.	609,151
32,900	Matsushita Electric Industrial Co. Ltd.	473,642
16,060	Mitsui Sumitomo Insurance Group	410,192
12,600	Nitto Denko Corp.	452,640
239	NTT DoCoMo, Inc.	333,522
14,000	Shin-Etsu Chemical Co. Ltd.	790,417
18,800	Sony Corp.	546,549
29,200	Suzuki Motor Corp.	719,109
		4,335,222
	Netherlands 1.0%
7,493	Fugro N.V.	430,392

	Sweden 1.4%
21,740	Svenska Handelsbanken AB	619,369

	Switzerland 8.6%
7,342	Lonza Group AG	517,311
34,436	Nestle SA	1,671,304
6,199	Roche Holding AG	1,060,109
32,553	Weatherford International Ltd. (a)	583,024
		3,831,748
	United Kingdom 7.7%
32,271	BHP Billiton PLC	1,028,797
21,809	Standard Chartered PLC	550,587
156,073	Tesco PLC	1,076,712
24,235	Unilever PLC	776,860
		3,432,956
	United States 45.3%
26,125	AT&T, Inc.	732,284
12,570	BB&T Corp.	318,901
18,473	Becton, Dickinson & Co.	1,456,781
228	Berkshire Hathaway, Inc. (a)	749,208
16,320	Best Buy Co., Inc.	643,987
18,180	Costco Wholesale Corp.	1,075,711
28,400	eBay, Inc. (a)	668,536
9,427	Exelon Corp.	460,697
12,660	Exxon Mobil Corp.	863,285
3,427	The Goldman Sachs Group, Inc.	578,615
839	Google, Inc. (a)	520,163
7,114	International Business Machines Corp.	931,223
15,195	Johnson & Johnson	978,710
20,352	JPMorgan Chase & Co.	848,068

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.5% (continued)
United States 45.3% (continued)
4,947	Monsanto Co.	$404,417
12,739	National Oilwell Varco, Inc.	561,662
6,190	Northern Trust Corp.	324,356
20,361	Occidental Petroleum Corp.	1,656,361
34,793	Oracle Corp.	853,820
12,824	Thermo Fisher Scientific, Inc. (a)	611,577
16,871	Union Pacific Corp.	1,078,057
19,596	United Technologies Corp.	1,360,158
25,320	W.R. Berkley Corp.	623,885
8,538	W.W. Grainger, Inc.	826,735
27,445	Walgreen Co.	1,007,780
		20,134,977
	Total Common Stocks
	(Cost $43,567,128)	44,242,308
Principal Amount
SHORT TERM INVESTMENTS 0.5%
	Commercial Paper 0.5%
$228,000	U.S. Bank, N.A.,
	0.040%, 01/04/2010	228,000
	Total Short-Term Investments
	(Cost $227,999)	228,000

	Total Investments 100.0%
	(Cost $43,795,127)	44,470,308

	Other Assets in Excess
	of Liabilities 0.0%	3,395

	TOTAL NET ASSETS 100.0%	$44,473,703

(a)	Non-Income Producing.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stock	99.5%
Short-Term Investments	0.5
Other Assets in Excess of Liabilities	0.0
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
PORTFOLIO DIVERSIFICATION
December 31, 2009 (Unaudited)

	Value	Percentage
Consumer Discretionary	$3,204,319	7.2%
Consumer Staples	5,608,367	12.6%
Energy	5,334,454	12.0%
Financials	9,265,580	20.8%
Health Care	5,822,439	13.1%
Industrials	3,897,006	8.8%
Information Technology	3,582,893	8.1%
Materials	4,880,082	11.0%
Telecomm Service	1,065,806	2.4%
Utilities	1,581,362	3.5%
Total Common Stocks	44,242,308	99.5%
Total Short-Term Investments	228,000	0.5%
Total Investments	44,470,308	100.0%
Other Assets in Excess of Liabilities	3,395	0.0%
Total Net Assets	$44,473,703	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $43,795,127)	$44,470,308
Interest and dividends receivable	30,728
Prepaid expenses and other assets	13,829
Total assets	44,514,865

Liabilities:
Accrued investment advisory fee	9,905
Accrued expenses	31,257
Total liabilities	41,162
Net Assets	$44,473,703

Net Assets Consist of:
Paid in capital	$43,956,709
Undistributed net investment income	6,633
Accumulated net realized loss	(164,705)
Net unrealized appreciation (depreciation) on:
Investments	675,181
Foreign currency	(115)
Net Assets	$44,473,703

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	4,393,323
Net Asset Value, Redemption Price and Offering Price Per Share	$10.12

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
STATEMENT OF OPERATIONS

For the period
September 18, 2009(1)
through
December 31, 2009
(Unaudited)
Investment Income:
Dividend income(2)	$159,695
Interest income	187
Total Investment Income	159,882

Expenses:
Investment advisory fees (Note 3)	91,690
Audit fees	14,826
Legal fees	12,700
Custody fees	9,864
Fund administration and accounting fees	9,610
Sub-administration fees (Note 3)	5,394
Shareholder servicing fees	4,254
Directors’ fees and related expenses	2,550
Reports to shareholders	2,040
Federal and state registration fees	1,836
Other	1,020
Total expenses before waiver and reimbursement	155,784
Waiver and reimbursement of expenses by Adviser (Note 3)	(47,913)
Net expenses	107,871
Net Investment Income	52,011

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(159,473)
Foreign currency transactions	(5,232)
Change in net unrealized appreciation/(depreciation) on:
Investments	675,181
Foreign currency transactions	(115)
Net Realized and Unrealized Gain on Investments	510,361
Net Increase in Net Assets Resulting from Operations	$562,372

(1)	Commencement of operations
(2)	Net of $3,742 in foreign withholding taxes

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the period
September 18, 2009(1)
through
December 31, 2009
(Unaudited)
Operations:
Net investment income	$52,011
Net realized loss on:
Investments	(159,473)
Foreign currency transactions	(5,232)
Change in net unrealized appreciation/(depreciation) on:
Investments	675,181
Foreign currency transactions	(115)
Net increase in net assets resulting from operations	562,372

Distributions Paid From:
Net investment income	(45,378)
Net realized gain on investments	—
Net decrease in net assets resulting from distributions paid	(45,378)

Capital Share Transactions:
Shares sold	43,926,670
Shares issued to holders in reinvestment of distributions	33,135
Shares redeemed	(3,096)
Net increase in net assets resulting from capital share transactions	43,956,709
Total Increase in Net Assets	44,473,703

Net Assets:
Beginning of Period	—
End of Period (includes undistributed net investment income of $6,633)	$44,473,703

Transactions In Shares:
Shares sold	4,390,289
Shares issued to holders in reinvestment of distributions	3,347
Shares redeemed	(313)
Net increase in shares outstanding	4,393,323

(1)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Global Focus Fund
FINANCIAL HIGHLIGHTS

	For the Period
	Ended
	December 31,
	2009(1)
	(Unaudited)
Net Asset Value, Beginning of Year	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.01
Net realized and unrealized gain on investments	0.12
Total Income from Investment Operations	0.13

Less Distributions:
From net investment income	(0.01)
From net realized gain on investments	—
Total Distributions	(0.01)

Net Asset Value, End of Year	$10.12
Total Return	1.31	%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$44,473
Ratio of expenses to average net assets
Before waivers and reimbursements	1.44	%(3)
Net of waivers and reimbursements	1.00	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.04	%(3)
Net of waivers and reimbursements	0.48	%(3)
Portfolio turnover rate	14	%(2)

(1)	Commenced operations on September 18, 2009.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
MASTHOLM INTERNATIONAL
EQUITY FUND

REPORT FROM MASTHOLM ASSET MANAGEMENT, LLC:

Dear Shareholders:

The Frontegra Mastholm International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States.  The objective is relative to and measured against the Morgan Stanley EAFE Index.

Performance Review

The Frontegra Mastholm International Equity Fund returned 17.03%, net of fees, for the six month period ending December 31, 2009.  The Fund’s return underperformed the 22.18% return of its benchmark, the MSCI EAFE Index.  Effective October 12, 2009, Mastholm Asset Management became subadviser to the Fund. At that time, the Fund was renamed the Frontegra Mastholm International Equity Fund.

Portfolio Outlook and Strategy

The global equity rally continued in the fourth quarter of 2009, based on investor expectations for economic and earnings improvements.  The massive amounts of coordinated fiscal stimulus added by the United States, United Kingdom, Europe and China to avert a global depression led to a liquidity rally among lower quality stocks, emerging markets and corporate debt.  Investors shunned risky assets during the depths of the crisis, but narrowing credit spreads for developing markets, mortgage and agency backed securities and high-yield corporate bonds highlight that investors are once again willing to accept pre-crash levels of risk in the pursuit of higher returns.

The international stock market rally was initially led by investments in financials, materials and highly leveraged companies that fared the worst during the credit crisis.  Expectations, as compared to fundamentals, have driven P/E ratios higher, to a level where earnings growth will have to exceed analyst expectations in order to drive security prices higher, as these expectations for growth are already priced into the market.

Equity markets did advance in the fourth quarter.  However, the relative outperformance of financials, particularly European and British banks, began to wane as government regulatory agencies and politicians joined the public outcry over record earnings and bonuses among the very institutions bailed out through extraordinary liquidity measures.

The materials sector was the top performing group for the quarter, based on expectations for increased demand from China and other developing nations.  The Fund was slightly overweight in materials at the end of the year, and these stocks were strong contributors to returns.  Health care and consumer staples rebounded in the fourth quarter, due in large part to the dramatic underperformance of these companies during the initial stage of the market rally.

The Fund was significantly underweighted in banks at the end of the period, due to the potential for further significant write-downs in commercial real estate, private equity, and consumer debt.  Profits achieved by banks in 2009 from high levels of corporate bond issuance may be difficult to replicate in 2010.  The European Central Bank and the U.S. Federal Reserve have started to end emergency liquidity measures, which will result in higher borrowing costs for banks, corporate and individual borrowers.

The Fund was overweight in technology and consumer discretionary companies and similarly weighted in health care and energy stocks at the end of the quarter.

It is unlikely that the market rally can continue without broadening out to include sectors with fundamental earnings growth, the hallmark of the Mastholm investment approach.  If economic expectations do not materialize, companies with real earnings growth should be quite competitive in contrast to companies that rallied during the year based solely on expected bottom line improvement.

The Mastholm investment process is designed to identify companies with accelerating top and bottom line growth, regardless of the economic environment.

Thank you for your continued support.

Thomas M. Garr
Mastholm Asset Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 1/08/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SIX MONTHS	17.03%	22.18%

ONE YEAR	19.47%	32.46%

FIVE YEAR	0.70%	4.02%

SINCE COMMENCEMENT
AVERAGE ANNUAL	2.48%	6.16%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Mastholm International Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.0%
	Australia 3.4%
913,100	Incitec Pivot Ltd.	$2,888,242
379,400	Oil Search Ltd.	2,080,158
		4,968,400
	Bermuda 0.8%
2,117,000	Biosensors International
	Group Ltd. (a)	1,190,873

	Brazil 3.7%
53,700	Banco Santander Brasil SA - ADR	748,578
88,700	Fibria Celulose SA - ADR (a)	2,025,908
55,800	Petroleo Brasileiro SA - ADR	2,660,544
		5,435,030
	Canada 4.1%
26,300	Niko Resources Ltd.	2,474,466
38,100	Open Text Corp. (a)	1,548,765
106,300	Talisman Energy, Inc. (a)	2,001,288
		6,024,519
	Cayman Islands 2.9%
31,100	Ctrip.com International
	Ltd. - ADR (a)	2,234,846
196,700	Shanda Games Ltd. - ADR (a)	2,004,373
		4,239,219
	China 0.4%
562,000	PetroChina Co., Ltd. - Class H	668,133

	France 3.8%
58,317	Axa SA	1,369,223
35,697	BNP Paribas	2,831,413
39,100	Valeo SA (a)	1,368,496
		5,569,132
	Germany 10.2%
13,100	Adidas AG	709,567
36,000	Aixtron AG	1,209,859
9,000	Allianz SE	1,115,639
48,897	Bayer AG	3,912,908
28,300	Fresenius Medical Care AG	2,031,541
52,600	HeidelbergCement AG	3,638,961
99,000	Kloeckner & Co. SE (a)	2,509,262
		15,127,737
	Hong Kong 1.6%
83,000	ASM Pacific Technology Ltd.	784,737
207,200	Hengan International
	Group Co. Ltd.	1,534,159
		2,318,896
	Japan 20.8%
58,400	Canon, Inc.	2,484,247
39,000	Eisai Co. Ltd.	1,433,882
18,200	Fanuc Ltd.	1,696,277
39,200	Gree, Inc.	2,423,724
100,200	Honda Motor Co. Ltd.	3,399,656
97,500	Koito Manufacturing Co. Ltd.	1,564,891
133,000	Komatsu Ltd.	2,784,245
107,600	Mitsubishi Corp.	2,680,164
290,700	Mitsubishi Tokyo
	Financial Group, Inc.	1,431,926
74,600	Nikon Corp.	1,473,087
18,800	Nitori Co. Ltd.	1,399,324
34,800	ORIX Corp.	2,369,332
3,740	Rakuten, Inc.	2,847,374
158,000	Sega Sammy Holdings, Inc.	1,890,741
29,400	Unicharm Petcare Corp.	898,015
		30,776,885
	Jersey 1.5%
220,900	WPP PLC	2,160,464

	Mexico 1.1%
36,300	America Movil SAB de C.V. - ADR	1,705,374

	Netherlands 6.5%
49,253	ASML Holding NV	1,681,585
126,400	Koninklijke KPN NV	2,148,479

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.0% (continued)
	Netherlands 6.5% (continued)
100,100	Koninklijke Philips Electronics NV	$2,958,886
94,600	TNT NV	2,906,439
		9,695,389
	Norway 3.3%
147,700	Seadrill Ltd. (a)	3,757,917
162,800	Storebrand ASA (a)	1,107,969
		4,865,886
	South Korea 1.7%
7,511	Samsung Electronics
	Co., Ltd. - ADR GDR	2,603,913

	Switzerland 15.0%
41,700	Actelion Ltd. (a)	2,227,214
40,500	Adecco SA	2,234,181
263,800	Clariant AG (a)	3,119,465
89,948	Credit Suisse Group AG	4,456,147
1,900	Givaudan AG	1,520,314
14,127	Holcim Ltd. (a)	1,097,928
78,600	Nestle SA	3,814,744
20,400	Novartis AG	1,114,028
21,200	Sonova Holding AG	2,568,382
		22,152,403
	Taiwan 1.3%
170,600	Taiwan Semiconductor
	Manufacturing Co. Ltd. - ADR	1,951,664

	United Kingdom 12.9%
92,520	BG Group PLC	1,670,564
318,000	BT Group PLC	692,549
229,300	HSBC Holdings PLC	2,615,928
75,342	Imperial Tobacco Group PLC	2,376,837
470,000	Kingfisher PLC	1,730,165
26,728	Rio Tinto PLC	1,443,223
79,064	Unilever PLC	2,534,420
1,006,155	Vodafone Group PLC	2,329,961
205,900	Xstrata PLC (a)	3,672,442
		19,066,089
	Total Common Stocks
	(Cost $129,622,063)	140,520,006

SHORT-TERM INVESTMENTS 4.1%
	Investment Company 4.1%
6,080,084	Fidelity Institutional
	Money Market Portfolio	6,080,084
	Total Short-Term Investments
	(Cost $6,080,084)	6,080,084

	Total Investments 99.1%
	(Cost $135,702,147)	146,600,090

	Other Assets in Excess
	of Liabilities 0.9%	1,275,757

	TOTAL NET ASSETS 100.0%	$147,875,847

(a)	Non-Income Producing.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stock	95.0%
Short-Term Investments	4.1
Other Assets in Excess of Liabilities	0.9
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
PORTFOLIO DIVERSIFICATION
December 31, 2009 (Unaudited)

	Value	Percentage
Consumer Discretionary	$20,778,611	14.1%
Consumer Staples	11,158,175	7.5%
Energy	15,313,070	10.4%
Financials	18,046,155	12.2%
Health Care	14,478,828	9.8%
Industrials	17,769,454	12.0%
Information Technology	16,692,867	11.3%
Materials	19,406,483	13.1%
Telecomm Service	6,876,363	4.6%
Total Common Stocks	140,520,006	95.0%
Total Short-Term Investments	6,080,084	4.1%
Total Investments	146,600,090	99.1%
Other Assets in Excess of Liabilities	1,275,757	0.9%
Total Net Assets	$147,875,847	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $135,702,147)	$146,600,090
Cash	337,588
Interest and dividends receivable	928,486
Receivable for Fund shares sold	33,610
Prepaid expenses and other assets	63,240
Total assets	147,963,014

Liabilities:
Accrued investment advisory fee	43,073
Accrued expenses	39,522
Payable to custodian for foreign currency	4,572
Total liabilities	87,167
Net Assets	$147,875,847

Net Assets Consist of:
Paid in capital	$244,687,301
Undistributed net investment income	269,073
Accumulated net realized loss	(108,054,272)
Net unrealized appreciation on:
Investments	10,897,943
Foreign Currency	75,802
Net Assets	$147,875,847

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	16,825,890
Net Asset Value, Redemption Price and Offering Price Per Share	$8.79

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENT OF OPERATIONS

Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Dividend income(1)	$1,265,845
Interest income	5,569
Total Investment Income	1,271,414

Expenses:
Investment advisory fees (Note 3)	932,954
Custody fees	141,237
Fund administration and accounting fees	42,754
Audit fees	22,100
Legal fees	20,626
Federal and state registration fees	13,321
Shareholder servicing fees	10,751
Reports to shareholders	7,792
Directors’ fees and related expenses	4,232
Interest expense	1,185
Compliance related expenses	1,025
Other	8,370
Total expenses before waiver and reimbursement	1,206,347
Waiver and reimbursement of expenses by Adviser (Note 3)	(468,665)
Net expenses	737,682
Net Investment Income	533,732

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	15,862,282
Foreign currency transactions	(19,176)
Change in net unrealized appreciation/(depreciation) on:
Investments	17,213,465
Foreign currency transactions	74,189
Net Realized and Unrealized Gain on Investments	33,130,760
Net Increase in Net Assets Resulting from Operations	$33,664,492

(1)   Net of $67,605 in foreign withholding taxesz
The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months
	Ended		For the Year
	December 31, 2009		Ended
	(Unaudited)		June 30, 2009
Operations:
Net investment income	$533,732		$5,652,381
Net realized gain (loss) on:
Investments	15,862,282		(120,490,311)
Foreign currency transactions	(19,176)		(167,107)
Change in net unrealized appreciation/(depreciation) on:
Investments	17,213,465		(49,838,040)
Foreign currency translation	74,189		77,733
Net increase (decrease) in net assets resulting from operations	33,664,492		(164,765,344)
Distributions Paid From:
Net investment income	(5,738,700)		(10,274,560)
Net realized gain on investments	—		(11,287,593)
Net decrease in net assets resulting from distributions paid	(5,738,700)		(21,562,153)
Capital Share Transactions:
Shares sold	12,204,489		32,708,631
Shares issued to holders in reinvestment of distributions	5,738,700		17,427,623
Shares redeemed	(97,876,902	)(1)	(138,012,420)
Net decrease in net assets resulting from capital share transactions	(79,933,713)		(87,876,166)
Total Decrease in Net Assets	(52,007,921)		(274,203,663)
Net Assets:
Beginning of Period	199,883,768		474,087,431
End of Period (includes undistributed net investment
income of $269,073 and $5,474,041 respectively)	$147,875,847		$199,883,768
Transactions in Shares:
Shares sold	1,387,262		3,543,690
Shares issued to holders in reinvestment of distributions	664,201		2,311,356
Shares redeemed	(10,793,875)		(16,095,020)
Net decrease in shares outstanding	(8,742,412)		(10,239,974)

(1)	Net of redemption fees of $1,445 for the six months ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Frontegra Mastholm International Equity Fund
FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year	Year	Year	Year	Year
	December 31,		Ended	Ended	Ended	Ended	Ended
	2009		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)(1)		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.82		$13.24	$16.11	$13.08	$11.07	$10.03

Income (Loss) from
Investment Operations:
Net investment income	0.16		0.29	0.31	0.25	0.31 (2)	0.21 (2)
Net realized and unrealized gain (loss) on investments	1.17		(4.97)	(1.75)	3.25	1.81	0.87
Total Income (Loss) from Investment Operations	1.33		(4.68)	(1.44)	3.50	2.12	1.08

Less Distributions:
From net investment income	(0.36)		(0.35)	(0.25)	(0.22)	(0.07)	(0.01)
From net realized gain on investments	—		(0.39)	(1.18)	(0.25)	(0.04)	(0.03)
Total Distributions	(0.36)		(0.74)	(1.43)	(0.47)	(0.11)	(0.04)

Net Asset Value, End of Period	$8.79		$7.82	$13.24	$16.11	$13.08	$11.07
Total Return	17.03	%(3)	(35.13)%	(9.60)%	27.12%	19.27%	10.87%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$147,846		$199,884	$474,087	$712,620	$531,321	$137,478
Ratio of expenses to average net assets
Before waivers and reimbursements	1.23	%(4)	1.16%	1.06%	1.07%	1.09%	1.31%
Net of waivers and reimbursements	0.75	%(4)	0.75%	0.75%	0.75%	0.75%	0.95%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.07	%(4)	1.78%	1.44%	1.30%	1.60%	1.60%
Net of waivers and reimbursements	0.55	%(4)	2.19%	1.75%	1.62%	1.94%	1.96%
Portfolio turnover rate	132	%(3)	57%	54%	62%	35%	44%

(1)	Effective October 12, 2009, Mastholm Asset Management, LLC became subadviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA
NETOLS SMALL CAP
VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.:

Dear Fellow Shareholders:

During the six months ended December 31, 2009, the Frontegra Netols Small Cap Value Fund (Institutional Class) returned 17.86%, net of fees, compared to 27.15% for the Russell 2000 Value Index.

Portfolio Review

The dominant market factor in the second half of 2009 was the stabilization of the world economy.  The financial markets stabilized as the U.S. government provided an unprecedented level of liquidity.  Additionally, China’s stimulus plan appeared to drive solid growth in the region.  As a result, the Materials and Energy sectors were among the best performers.  Consumer Discretionary also outperformed as the rate of change in unemployment numbers began to moderate.  Conversely, Consumer Staples and Utilities underperformed as investors increased their appetite for risk.

Portfolio Outlook

Our market outlook is somewhat mixed.  Most signs point to improvement in the economy.  Companies are seeing improvement in their businesses but at reduced levels.  Corporate cost structures have been significantly reduced to lessen the impact of the downturn, but now need sales volumes to return to drive profitability.  Additionally, the U.S. consumer appears again willing to spend available money as deep discounting drove an improvement in sales.  However, questions remain regarding the strength of the economy without government stimulus and the impact when the availability of low cost capital for the financial system is reduced.  It also remains to be seen if China can provide a sustainable lift to the world economy, effectively filling the void left by the U.S. consumer.

Positive Contributions to Relative Performance in the second half of 2009:

•	Stock selection in Energy and Information Technology sectors

•	Overweight in Energy sector

•	Best performing stocks for the period: ION Geophysical, Kansas City Southern, Whiting Petroleum, Sunrise Senior Living, Tenneco

Negative Contributions to Relative Performance in the second half of 2009:

•	Stock selection in Materials and Consumer Discretionary sectors

•	Overweight in Health Care sector

•	Worst performing stocks for the period: Champion Enterprises, Take-Two Interactive Software, ENGlobal, General Maritime, Smith & Wesson

Thank you for your continued support.

Jeff Netols
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 12/16/05 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/09	FUND	INDEX

SIX MONTHS	17.86%	27.15%

ONE YEAR	18.38%	20.58%

THREE YEAR	(1.96)%	(8.22)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	2.08%	(1.49)%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.6%
	Advertising 1.4%
58,652	Arbitron, Inc.	$1,373,630

	Aerospace & Defense 1.2%
16,073	American Science & Engineering, Inc.	1,218,976

	Apparel & Accessories 2.9%
63,336	Carter’s, Inc. (a)	1,662,570
42,880	Under Armour, Inc. (a)	1,169,338
		2,831,908
	Application Software 1.5%
68,960	Fair Isaac Corp.	1,469,538

	Auto Parts & Equipment 2.3%
73,505	Modine Manufacturing Co. (a)	870,299
79,850	Tenneco, Inc. (a)	1,415,740
		2,286,039
	Building Materials 0.8%
52,712	Gibraltar Industries, Inc.	829,160

	Chemicals - Agriculture/Fertilizer 1.8%
53,888	Terra Industries, Inc.	1,734,655

	Chemicals - Commodity 1.3%
121,866	Spartech Corp.	1,250,345

	Communications
	Equipment Manufacturing 0.2%
30,400	Harmonic, Inc. (a)	192,432

	Construction & Engineering 0.8%
44,758	Tutor Perini Corp. (a)	809,225

	Diversified Metals & Mining 2.3%
33,704	Compass Minerals International, Inc.	2,264,572

	Educational Services 0.9%
67,303	Corinthian Colleges, Inc. (a)	926,762

	Electrical Component 1.2%
24,685	C&D Technologies, Inc. (a)	38,262
40,264	General Cable Corp. (a)	1,184,567
		1,222,829
	Food Distributors 1.6%
59,244	United Natural Foods, Inc. (a)	1,584,185

	General Medical and
	Surgical Hospitals 0.8%
18,275	Magellan Health Services, Inc. (a)	744,341

	General Merchandise 0.8%
77,354	Fred’s, Inc. - Class A	789,011

	Health Care - Distributors 2.1%
89,811	PSS World Medical, Inc. (a)	2,027,034

	Health Care - Facility 1.4%
89,632	Sunrise Senior Living, Inc. (a)	288,615
65,020	U.S. Physical Therapy, Inc. (a)	1,100,789
		1,389,404
	Health Care - Services 1.3%
46,406	Gentiva Health Services, Inc. (a)	1,253,426

	Health Care - Supplies 6.9%
21,630	Haemonetics Corp. (a)	1,192,894
41,647	ICU Medical, Inc. (a)	1,517,617
100,559	Medical Action Industries, Inc. (a)	1,614,978
127,065	Merit Medical Systems, Inc. (a)	2,451,084
		6,776,573
	Insurance - Property/Casualty 1.5%
33,447	Hanover Insurance Group, Inc.	1,486,050

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.6% (continued)
	Investment Bank & Brokerage 1.0%
11,593	Greenhill & Co., Inc.	$930,222

	IT Consulting & Services 3.7%
37,876	CACI International, Inc. - Class A (a)	1,850,243
37,462	ManTech International
	Corp. - Class A (a)	1,808,665
		3,658,908
	Leisure Products 0.6%
149,461	Smith & Wesson Holding Corp. (a)	611,295

	Machinery - Construction / Farm 2.3%
108,044	Titan International, Inc.	876,237
34,909	Westinghouse Air Brake
	Technologies Corp.	1,425,684
		2,301,921
	Machinery - Industrial 5.9%
28,711	Gardner Denver, Inc. (a)	1,221,653
34,704	IDEX Corp.	1,081,030
37,146	Kaydon Corp.	1,328,341
15,330	Nordson Corp.	937,889
53,197	Robbins & Myers, Inc.	1,251,193
		5,820,106
	Marine 1.5%
42,895	Alexander & Baldwin, Inc.	1,468,296

	Movies and Entertainment 1.5%
35,999	DreamWorks Animation SKG, Inc. (a)	1,438,160

	Oil & Gas - Equipment/Services 2.4%
36,303	ENGlobal Corp. (a)	113,628
216,976	ION Geophysical Corp. (a)	1,284,498
132,873	North American
	Energy Partners (a)(b)	964,658
		2,362,784
	Oil & Gas - Exploration/Products 4.0%
70,288	Forest Oil Corp. (a)	1,563,908
33,567	Whiting Petroleum Corp. (a)	2,398,362
		3,962,270
	Oil & Gas - Storage 0.9%
125,881	General Maritime Corp.	879,908

	Packaged Foods/Meats 3.9%
61,663	Lance, Inc.	1,621,737
56,832	TreeHouse Foods, Inc. (a)	2,208,491
		3,830,228
	Personal Products 1.7%
17,370	Chattem, Inc. (a)	1,620,621

	Railroads 3.1%
40,627	Genesee & Wyoming, Inc. (a)	1,326,065
50,886	Kansas City Southern (a)	1,693,995
		3,020,060
	Regional Banks 8.0%
29,224	Bank of Hawaii Corp.	1,375,281
69,033	First Midwest Bancorp, Inc.	751,769
67,806	Glacier Bancorp, Inc.	930,298
117,660	Old National Bancorp	1,462,514
35,164	Prosperity Bancshares, Inc.	1,423,087
33,732	Westamerica Bancorporation	1,867,741
		7,810,690
	Research & Consulting 1.1%
43,920	School Specialty, Inc. (a)	1,027,289

	Residential REITS 3.2%
33,777	Mid-America Apartment
	Communities, Inc.	1,630,754
75,546	Sun Communities, Inc.	1,492,033
		3,122,787
	Restaurants 1.7%
78,831	The Cheesecake Factory, Inc. (a)	1,701,961

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2009 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.6% (continued)
	Retail - Apparel 1.2%
86,914	AnnTaylor Stores Corp. (a)	$1,185,507

	Retail REITS 0.9%
132,808	Cedar Shopping Centers, Inc.	903,094

	Semiconductor Equipment 2.9%
83,761	Advanced Energy Industries, Inc. (a)	1,263,116
292,517	Entegris, Inc. (a)	1,544,490
		2,807,606
	Semiconductors 1.6%
159,411	Fairchild Semiconductor
	International, Inc. (a)	1,592,516

	Services - Environmental 2.6%
135,129	EnergySolutions, Inc.	1,147,245
63,767	Fuel Tech, Inc. (a)	520,977
33,906	Tetra Tech, Inc. (a)	921,226
		2,589,448
	Specialty Stores 1.5%
28,119	Tractor Supply Co. (a)	1,489,182

	Steel 1.0%
60,276	Commercial Metals Co.	943,319
	Technology Distributions 0.1%
28,728	GTSI Corp. (a)	142,778

	Thrifts & Mortgage Finance 1.5%
64,003	Astoria Financial Corp.	795,557
119,238	MGIC Investment Corp. (a)	689,196
		1,484,753
	Trading Companies & Distributors 0.8%
26,457	GATX Corp.	760,639
	Total Common Stock
	(Cost $83,987,172)	93,926,443

SHORT TERM INVESTMENTS 3.3%
Investment Company 3.3%
3,262,314	Fidelity Money Market Portfolio	3,262,314
	Total Short-Term Investments
	(Cost $3,262,314)	3,262,314

	Total Investments 98.9%
	(Cost $87,249,486)	97,188,757

	Other Assets in Excess
	of Liabilities 1.1%	1,114,673

	TOTAL NET ASSETS 100.0%	$98,303,430

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At December 31, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stock	95.6%
Short-Term Investments	3.3
Other Assets in Excess of Liabilities	1.1
100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)

Assets:
Investments at value (cost $87,249,486)	$97,188,757
Interest receivable	34,472
Receivable for Fund shares sold	1,142,207
Prepaid expenses and other assets	17,053
Total assets	98,382,489

Liabilities:
Accrued investment advisory fee	50,076
Accrued distribution and shareholder servicing fees	1,126
Accrued expenses	27,857
Total liabilities	79,059
Net Assets	$98,303,430

Net Assets Consist of:
Paid in capital	$96,535,415
Undistributed net investment income	212,138
Accumulated net realized loss	(8,383,394)
Unrealized appreciation on investments	9,939,271
Net Assets	$98,303,430

Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	50,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$97,188,982
Issued and Outstanding	9,143,059
Net Asset Value, Redemption Price and Offering Price Per Share	$10.63

Class Y:
Net Assets	$1,114,448
Issued and Outstanding	105,435
Net Asset Value, Redemption Price and Offering Price Per Share	$10.57

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

Six Months
December 31, 2009
(Unaudited)
Investment Income:
Dividend income	$612,979
Interest income	4,582
Total Investment Income	617,561

Expenses:
Investment advisory fees (Note 3)	298,070
Fund administration and accounting fees	16,475
Legal fees	14,278
Audit fees	12,917
Custody fees	8,619
Federal and state registration fees	7,279
Shareholder servicing fees	7,279
Directors’ fees and related expenses	4,032
Distribution and shareholder servicing fees - Class Y (Note 8)	2,027
Reports to shareholders	1,762
Compliance related expenses	1,020
Other	2,196
Total expenses before waiver and reimbursement	375,954
Waiver and reimbursement of expenses by Adviser (Note 3)	(46,175)
Net expenses	329,779
Net Investment Income	287,782

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(4,192,570)
Change in net unrealized appreciation/(depreciation) on:
Investments	13,427,230
Net Realized and Unrealized Gain on Investments	9,234,660
Net Increase in Net Assets Resulting from Operations	$9,522,442
The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment income	$287,782	$65,463
Net realized loss on investments:	(4,192,570)	(3,424,284)
Change in net unrealized appreciation/(depreciation) on investments	13,427,230	(4,798,290)
Net increase (decrease) in net assets resulting from operations	9,522,442	(8,157,111)
Distributions Paid to Institutional Class Shareholders From:
Net investment income	(140,161)	(12,872)
Net realized gain	—	—
Net decrease in net assets resulting from distributions paid	(140,161)	(12,872)
Distributions Paid to Class Y Shareholders From:
Net investment income	—	—
Net realized gain	—	—
Net decrease in net assets resulting from distributions paid	—	—
Capital Share Transactions:
Shares sold - Institutional Class	50,545,615	25,776,914
Shares sold - Class Y	117,486	172,350
Shares issued to holders in reinvestment of distributions - Institutional Class	100,276	11,142
Shares issued to holders in reinvestment of distributions - Class Y	—	—
Shares redeemed - Institutional Class	(6,182,066)	(5,704,581)
Shares redeemed - Class Y	(59,030)	(66,608)
Net increase in net assets resulting from capital share transactions	44,522,281	20,189,217
Total Increase in Net Assets	53,904,562	12,019,234
Net Assets:
Beginning of Period	44,398,868	32,379,634
End of Period (includes undistributed net investment income of $212,138 and $64,517 respectively)	$98,303,430	$44,398,868
Transactions In Shares – Institutional Class:
Shares sold	4,935,965	2,834,988
Shares issued to holders in reinvestment of distributions	9,764	1,297
Shares redeemed	(619,421)	(674,248)
Net increase in shares outstanding	4,326,308	2,162,037
Transactions In Shares – Class Y:
Shares sold	11,739	18,620
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(5,964)	(6,746)
Net increase in shares outstanding	5,775	11,874

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS
	Institutional Class
	Six Months
	Ended		Year	Year	Year	Period
	December 31,		Ended	Ended	Ended	Ended
	2009		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$9.03		$11.81	$12.88	$10.29	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.03		0.01	— (2)	0.03	—	(2)
Net realized and unrealized gain (loss) on investments	1.59		(2.79)	(0.90)	2.62	0.29
Total Income (Loss) from Investment Operations	1.62		(2.78)	(0.90)	2.65	0.29

Less Distributions:
From net investment income	(0.02)		— (2)	(0.02)	—	—
From net realized gain on investments	—		—	(0.15)	(0.06)	—
Total Distributions	(0.02)		—	(0.17)	(0.06)	—

Net Asset Value, End of Period	$10.63		$9.03	$11.81	$12.88	$10.29
Total Return	17.86	%(3)	(23.42)%	(7.01)%	25.81%	2.90	%(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$97,189		$43,504	$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.25	%(4)	1.45%	1.59%	2.10%	4.59	%(4)
Net of waivers and reimbursements	1.10	%(4)	1.10%	1.10%	1.10%	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.97	%(4)	(0.13)%	(0.40)%	(0.70)%	(3.44	)%(4)
Net of waivers and reimbursements	0.82	%(4)	0.22%	0.09%	0.30%	0.05	%(4)
Portfolio turnover rate	21	%(3)	36%	32%	49%	41	%(3)

(1)	Commenced operations on December 16, 2005.
(2)	Less than one cent per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Six Months
	Ended		Year	Period
	December 31,		Ended	Ended
	2009		June 30,	June 30,
	(Unaudited)		2009	2008(1)
Net Asset Value, Beginning of Period	$8.98		$11.78	$12.54

Income (Loss) from
Investment Operations:
Net investment loss	(0.02)		(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.61		(2.78)	(0.57)
Total Income (Loss) from Investment Operations	1.59		(2.80)	(0.59)

Less Distributions:
From net investment income	—		—	(0.02)
From net realized gain on investments	—		—	(0.15)
Total Distributions	—		—	(0.17)

Net Asset Value, End of Period	$10.57		$8.98	$11.78
Total Return	17.71	%(2)	(23.77)%	(4.76	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$1,114		$895	$1,034
Ratio of expenses to average net assets
Before awaivers and reimbursements	1.65	%(3)	1.85%	2.01	%(3)
Net of waivers and reimbursements	1.50	%(3)	1.50%	1.55	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.57	%(3)	(0.53)%	(0.80	)%(3)
Net of waivers and reimbursements	0.42	%(3)	(0.18)%	(0.34	)%(3)
Portfolio turnover rate	21	%(2)	36%	32	%(2)

(1)	Commenced operations on November 1, 2007.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

(1)	Organization

Frontegra Funds, Inc. (the “Company”) was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The Company consists of seven series:  the Frontegra Columbus Core Plus Fund (formerly Frontegra Total Return Bond Fund), the Frontegra Columbus Core Fund (formerly Frontegra Investment Grade Bond Fund), the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra IronBridge Global Focus Fund, the Frontegra Mastholm International Equity Fund (formerly Frontegra New Star International Equity Fund) and the Frontegra Netols Small Cap Value Fund (the “Funds”).  The Frontegra Columbus Core Plus and Columbus Core Funds seek a high level of total return, consistent with the preservation of capital.  The investment objective of the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation.  The Frontegra Columbus Core Plus and Columbus Core Funds are sub-advised by Reams Asset Management Company, LLC (“Reams”).  The Frontegra Columbus Core Plus Fund – Institutional Class and the Frontegra Columbus Core Plus Fund – Class Y commenced operations on November 25, 1996 and  November 12, 2009, respectively.  The Frontegra Columbus Core Fund commenced operations on February 23, 2001.  The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. (“IronBridge”), commenced operations on August 30, 2002 and December 31, 2004, respectively.  The Frontegra IronBridge Global Focus Fund, advised by IronBridge, commenced operations on September 18, 2009.  The Frontegra Mastholm International Equity Fund, sub-advised by Mastholm Asset Management, LLC (“Mastholm”), commenced operations on January 8, 2004.  The Frontegra Netols Small Cap Value Fund – Institutional Class and the Netols Small Cap Value Fund – Class Y, sub-advised by Netols Asset Management, Inc. (“Netols”), commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)	Investment Valuation

Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities, such as term loans, when not priced by an independent pricing service, are priced by an independent dealer based on the current closing bid price.  Credit default swaps are valued by a third party pricing service.  Equity securities for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded.  Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra IronBridge Global Focus and Mastholm International Equity Funds.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value.  Securities maturing within 60 days or less when pur-

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

chased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, Mastholm and Netols pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 —	Quoted prices in active markets for identical securities

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2009:

Columbus Core Plus Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Preferred Stock	$334,823	$—	$—	$334,823
Fixed Income
U.S. Treasury Obligations	—	200,714,523	—	200,714,523
Corporate Bonds	—	62,175,694	—	62,175,694
Asset Backed Securities	—	44,369,432	—	44,369,432
Mortgage Backed Securities	—	100,344,220	—	100,344,220
Institutional Term Loans	—	125,180	—	125,180
Total Fixed Income	334,823	407,729,049	—	408,063,872
Short-Term Investments	—	39,518,578	—	39,518,578
Total Investments in Securities	$334,823	$447,247,627	$—	$447,582,450
Other Financial instruments*	$(5,103)	$—	$—	(5,103)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

Columbus Core Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Fixed Income
U.S. Treasury Obligations	$—	$37,244,431	$—	$37,244,431
Corporate Bonds	—	8,913,990	—	8,913,990
U.S. Government Agency Issues	—	85,612	—	85,612
Asset Backed Securities	—	5,694,143	—	5,694,143
Mortgage Backed Securities	—	18,855,586	—	18,855,586
Total Fixed Income	—	70,793,762	—	70,793,762
Short-Term Investments	—	6,673,598	—	6,673,598
Total Investments in Securities	$—	$77,467,360	$—	$77,467,360

IronBridge Small Cap Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stock	$371,935,431	$—	$—	$371,935,431
Exchange Traded Funds	7,306,148	—	—	7,306,148
Total Equity	379,241,579	—	—	379,241,579
Short-Term Investments	—	12,734,063	—	12,734,063
Total Investments in Securities	$379,241,579	$12,734,063	$—	$391,975,642

IronBridge SMID Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stock	$427,945,871	$—	$—	$427,945,871
Total Equity	427,945,871	—	—	427,945,871
Short-Term Investments	—	19,847,963	—	19,847,963
Total Investments in Securities	$427,945,871	$19,847,963	$—	$447,793,834

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

IronBridge Global Focus Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stock	$24,844,710	$19,397,598	$—	$44,242,308
Total Equity	24,844,710	19,397,598	—	44,242,308
Short-Term Investments	—	228,000	—	228,000
Total Investments in Securities	$24,844,710	$19,625,598	$—	$44,470,308

Mastholm International Equity Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stock	$16,248,902	$124,271,104	$—	$140,520,006
Total Equity	16,248,902	124,271,104	—	140,520,006
Short-Term Investments	6,080,084	—	—	6,080,084
Total Investments in Securities	$22,328,986	$124,271,104	$—	$146,600,090

Netols Small Cap Value Fund
	Level 1 - Quoted	Level 2 -
	prices in active markets	Significant other	Level 3 - Significant
Description	for identical assets	observable inputs	unobservable inputs	Total
Equity
Common Stock	$93,926,443	$—	$—	$93,926,443
Total Equity	93,926,443	—	—	93,926,443
Short-Term Investments	3,262,314	—	—	3,262,314
Total Investments in Securities	$97,188,757	$—	$—	$97,188,757

b)	Off-Balance Sheet Risk

The Frontegra Columbus Core Plus Fund is party to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationships between the U.S. dollar and various foreign currencies.  These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities.  Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.  The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.  Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

exchange rate at the reporting date and the forward exchange rate on the date that a Fund entered into the contract.  At December 31, 2009, the Frontegra Columbus Core Plus Fund had entered into strategic forward currency contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date.  The terms of the open contracts are as follows:

Frontegra Columbus Core Plus Fund

		Currency to	U.S. $ Value at	Currency to	U.S. $ Value at
Settlement Date		be Delivered	December 31, 2009	be Received	December 31, 2009
6/22/10	4,321,213	Australian Dollar	$3,807,923	U.S. Dollar	$3,778,037
6/22/10	3,807,923	U.S. Dollar	3,764,209	Australian Dollar	3,807,923
6/22/10	2,667,818	Euro Currency	3,822,533	U.S. Dollar	3,832,124
6/22/10	3,822,533	U.S. Dollar	3,811,779	Euro Currency	3,822,533
6/22/10	3,818,710	U.S. Dollar	3,805,064	British Pound	3,818,710
6/22/10	2,366,775	British Pound	3,818,710	U.S. Dollar	3,765,788
			$22,830,218		$22,825,115

The Frontegra Columbus Core Plus Fund had net unrealized depreciation on forward currency contracts of $(5,103) as of December 31, 2009.

The Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund, Frontegra Netols Small Cap Value Fund held no forward contracts at December 31, 2009.

(c)	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2009, open Federal and state income tax years include the tax years ended June 30, 2007, June 30, 2008 and June 30, 2009.  The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(d)	Distributions to Shareholders

Dividends from net investment income are usually declared and paid quarterly for the Frontegra Columbus Core Plus and Frontegra Columbus Core Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2009 and the year ended June 30, 2009 were as follows:

	Six Months Ended			Year Ended
	December 31, 2009			June 30, 2009
	Ordinary	Long-Term	Total	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions	Income	Capital Gains	Distributions
Columbus Core Plus	$31,151,678	$—	$31,151,678	$42,290,396	$448,994	$42,739,390
Columbus Core	1,148,995	—	1,148,995	5,468,450	—	5,468,450
IronBridge Small Cap	1,187,053	—	1,187,053	1,863,120	14,358,247	16,221,367
IronBridge SMID	1,315,023	—	1,315,023	1,319,242	1,306,867	2,626,109
IronBridge Global Focus	45,378	—	45,378	—	—	—
Mastholm International Equity	5,938,700	—	5,938,700	10,274,811	11,287,342	21,562,153
Netols Small Cap Value	140,161	—	140,161	12,995	—	12,995

At June 30, 2009 the components of accumulated earnings/losses on a tax basis were as follows:

					Mastholm	Netols
	Columbus	Columbus	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Equity	Value
Cost of investments	$388,551,325	$50,039,002	$306,680,738	$328,016,591	$214,127,463	$56,537,609
Gross unrealized appreciation	$21,641,215	$2,899,102	$39,847,060	$29,247,920	$15,385,924	$4,907,535
Gross unrealized depreciation	(31,018,898)	(2,335,874)	(55,129,212)	(49,124,760)	(27,068,556)	(9,279,475)
Net unrealized
appreciation/depreciation	(9,377,683)	563,228	(15,282,152)	(19,876,840)	(11,682,632)	(4,371,940)
Undistributed ordinary income	1,674,632	118,324	1,187,053	1,315,023	5,738,700	64,517
Undistributed long-term capital gain	—	—	—	—	—	—
Total distributable earnings	1,674,632	118,324	1,187,053	1,315,023	5,738,700	64,517
Other accumulated losses	(9,721,462)	(9,430,796)	(50,341,312)	(46,330,688)	(118,793,314)	(3,306,843)
Total accumulated earnings/(losses)	$(17,424,513)	$(8,749,244)	$(64,436,411)	$(64,892,505)	$(124,737,246)	$(7,614,266)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2009, the Funds had the following capital loss carryforward available:

	Expiring
	6/30/15	6/30/16	6/30/17	TOTAL
Columbus Core	$(452,904)	$—	$—	$(452,904)
IronBridge Small Cap	—	—	(9,341,207)	(9,341,207)
IronBridge SMID	—	—	(7,523,419)	(7,523,419)
Mastholm International Equity	—	—	(18,645,962)	(18,645,962)
Netols Small Cap Value	—	(119,331)	(351,558)	(470,889)

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year.  As of June 30, 2009, the following funds deferred, on a tax basis, post October losses of:

	Post-October	Post-October
	Loss Deferred	Currency Loss Deferred
Columbus Core Plus	$8,993,414	$1,519
Columbus Core	8,906,107	—
IronBridge Small Cap	41,000,105	—
IronBridge SMID	38,807,269	—
Mastholm International Equity	99,886,824	262,141
Netols Small Cap Value	2,835,954	—

(e)	When-Issued Securities

The Frontegra Columbus Core Plus and Columbus Core Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

(f)	Mortgage Dollar Rolls

The Frontegra Columbus Core Plus and Columbus Core Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

(g)	Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at December 31, 2009.

(h)	Credit Default Swaps

The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller of protection in the transaction.  As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”).  At December 31, 2009, the Frontegra Columbus Core Plus and Columbus Core Funds had no credit default swap contracts outstanding.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

(i)	Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of charges in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency.  Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

(j)	Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(k)	Subsequent Events

On February 24, 2010, the Board of Directors (the “Board”) of the Company unanimously approved the replacement of Frontegra Asset Management, Inc. (“Frontegra”) with IronBridge as the primary investment adviser to the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund (the “IronBridge Funds”), effective as of the opening business on March 1, 2010.  IronBridge has been serving as subadviser to the IronBridge Funds since their inception and will continue the day-to-day investment management responsibilities for the IronBridge Funds as the primary investment adviser.  Frontegra had previously notified the Board that it wished to resign as investment adviser to the IronBridge Funds and that IronBridge wished to become the successor primary investment adviser to the IronBridge Funds as mutually agreed by Frontegra and IronBridge.

As a result of Frontegra’s resignation, the investment advisory agreement between Frontegra and the Company, with respect to the IronBridge Funds only (the “Frontegra Advisory Agreement”), and the subadvisory agreement between Frontegra and IronBridge will terminate effective March 1, 2010.  In order to avoid disruption of the IronBridge Funds’ investment management program, the Board unanimously approved an interim investment advisory agreement between the Company, on behalf of the IronBridge Funds, and IronBridge in accordance with Rule 15a-4 under the 1940 Act, to be effective March 1, 2010 upon termination of the Frontegra Advisory Agreement.

Additionally, the Board unanimously approved a new investment advisory agreement between the Company, on behalf of the IronBridge Funds, and IronBridge, subject to approval by shareholders of the IronBridge Funds at a special meeting to be held later this year.

As of March 1, 2010, the issuance date of these financial statements, no other subsequent events or transactions had occurred that required disclosure.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6,Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.  ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009.  The Funds are evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

In connection with the appointment of IronBridge as the principal investment adviser to the IronBridge Funds, the Board also approved a sub-administration agreement pursuant to which Frontegra would be retained by IronBridge to provide certain compliance and administrative services to the IronBridge Funds.

(l)	Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis.  All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences.  GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2009, the following table shows the reclassifications made:

					Mastholm	Netols
	Columbus	Columbus	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Equity	Value
Paid in capital	$735,654	$—	$7,366	$2,075	$(1)	$946
Accumulated net investment income (loss)	(1,771,537)	(11,873)	(26,928)	(16,901)	(167,358)	(946)
Accumulated net realized gain (loss)	1,035,883	11,873	19,562	14,826	167,359	—

The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3)	Investment Advisers and Related Parties

The Frontegra Columbus Core Plus, Columbus Core, IronBridge Small Cap, IronBridge SMID, Mastholm International Equity and Netols Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds.  IronBridge provides investment advisory services to the Frontegra IronBridge Global Focus Fund.  Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets).  Pursuant to expense cap agreements, Frontegra and IronBridge have agreed to waive their respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below.  Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities.  On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee.  If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser.  The expense cap agreements will continue in effect until October 31, 2010 with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

Frontegra Fund	Annual Advisory Fees	Expense Limitation
Columbus Core Plus - Institutional Class	0.40%	0.35%
Columbus Core Plus - Class Y	0.40%	0.75%
Columbus Core	0.42%	0.35%
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID	0.85%	0.95%
IronBridge Global Focus	0.85%	1.00%
Mastholm International Equity	0.95%	0.75%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

					Mastholm	Netols
	Columbus	Columbus	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	SMID	Global Focus	Equity	Value
2010	$874,012	$416,403	$5,282	—	$1,947,759	$114,909
2011	802,439	341,113	22,812	—	2,007,759	110,227
2012	542,331	276,351	18,348	—	1,057,926	111,209
2013	410,927	152,182	0	51,873	715,479	66,812
	$2,629,709	$1,186,049	$46,442	$51,873	$5,728,923	$403,157

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund. During the six months ended December 31, 2009, Frontegra recovered $37,797 of previously waived expenses from the IronBridge SMID Fund.

The Frontegra IronBridge Global Focus Fund has entered into an agreement with Frontegra under which Frontegra will provide sub-administration services, including general management of the Fund, Board reporting and oversight, the provision of certain officers of the Funds including the Fund’s President, Treasurer and Chief Compliance Officer, oversight of the Fund’s contracts, supervision of the Fund’s service providers, and oversight of other regulatory matters for the Fund.  For its services, Frontegra, with whom certain officers and a director of the Fund are affiliated, receives an annual fee of 0.05% on the first $200 million of net assets, 0.04% on the next $200 million of assets, and 0.03% on any assets in excess of $400 million.  This fee is calculated daily and payable monthly based on the Fund’s average net assets.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

(4)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. Government securities, for the Funds for thesix months ended December 31, 2009 are summarized below:

						Mastholm	Netols
	Columbus	Columbus	IronBridge	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Global Focus	Equity	Value
Purchases	$2,022,925,757	$309,172,116	$93,924,318	$150,850,458	$49,127,360	$282,971,103	$63,760,227
Sales	$2,020,027,307	$288,849,872	$66,799,438	$77,705,229	$5,400,762	$371,136,331	$14,237,168

Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Plus Fund were $1,478,232,553 and $1,338,184,398, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Fund were $220,419,503 and $187,793,916, respectively.

There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the IronBridge Global Focus Fund, the Frontegra Mastholm International Equity Fund or the Frontegra Netols Small Cap Value Fund.

(5)	Directors Fees

The Independent Directors of the Funds were paid $25,000 in director fees during the period ended December 31, 2009. The Interested Director did not receive any remuneration from the Funds.

(6)	Formation of the Global Focus Fund

On September 18, 2009, all of the assets and liabilities of the IronBridge Global Focus Fund, L.P. (the “Partnership”) were transferred to the Frontegra IronBridge Global Focus Fund, a newly formed investment company.  The market value of assets on the day of transfer of $29,100,861 for the Global Focus Fund became the cost basis for financial reporting purposes of the Fund.  The Global Focus Fund retains the basis and holding periods of the assets transferred from the Partnership for tax purposes.  On the date of the transfer, the tax basis of securities held for the Global Focus Fund was $443,766 lower than their basis for financial reporting purposes.  On December 31, 2009, the tax basis of the remaining securities held by the Global Focus Fund was $601,743 lower than the basis for financial reporting purposes.

(7)	Line of Credit

The Frontegra Mastholm International Equity Fund has a $50 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At June 30, 2009, the Fund had no balance outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $264,597.

(8)	Distribution Plan and Shareholder Servicing Fee

Frontegra, on behalf of the Frontegra Columbus Core Plus Fund, the Frontegra IronBridge SMID Fund and the Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”) for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds.  For the six months ended December 31, 2009, the Columbus Core Plus and Netols Small Cap Value Funds incurred $414 and $1,267, respectively, under the 12b-1 Plan.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2009 (Unaudited)

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.  For the six months ended December 31, 2009, the Columbus Core Plus and Netols Small Cap Value Funds incurred $248 and $760, respectively, in shareholder servicing expenses.

(9)	Other Derivative Information

At December 31, 2009, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Columbus Core Plus Fund

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
	and Liabilities Location	Amount	and Liabilities Location	Amount
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$77,705	forward exchange contracts	$82,808
Total		$77,705	Total	$82,808

There were no foreign exchange contracts outstanding as of June 30, 2009 or September 30, 2009 in the Columbus Core Plus Fund.  At June 30, 2009, the Columbus Core Plus Fund was a party to credit default swap contracts with a notional value of $17,404,800.  The Columbus Core Plus Fund had no credit default swap contracts outstanding at September 30, 2009 or December 31, 2009.  With respect to the Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund, Frontegra Netols Small Cap Value Fund, there were no derivative contracts that impacted the Statement of Assets and Liabilities as of December 31, 2009.

For the six months ended December 31, 2009, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Columbus Core Plus Fund

Net Realized Gain on Investments				Change in Net Unrealized Appreciation (Depreciation) on Investments
	Options	Contracts	Total		Options	Contracts	Total
Credit Default Swaps	$—	$331,205	$331,205	Credit Default Swaps	$—	$(422,098)	$(422,098)
Equity/Foreign				Equity/Foreign
exchange contracts		69,372	69,372	exchange contracts		(5,103)	(5,103)
Total	$—	$400,577	$400,577	Total	$—	$(427,201)	$(427,201)

Credit default swaps are subject to credit risk.  Foreign exchange contracts are subject to foreign exchange risk.  With respect to the Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra IronBridge Global Focus Fund, Frontegra Mastholm International Equity Fund, Frontegra Netols Small Cap Value Fund, there were no derivative contracts that impacted the Statement of Operations during the period ended December 31, 2009.

BOARD OF DIRECTORS’ APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

Board Renewal of Advisory Agreement and Subadvisory Agreements

The Board of Directors (each, a “Director”) (the “Board”) of Frontegra Funds, Inc. (the “Company”) met on August 18, 2009 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) with Frontegra Asset Management, Inc. (the “Adviser”) and the subadvisory agreements (each, a “Subadvisory Agreement”) for each of the following portfolios (each, a “Fund” and collectively, the “Funds”) of the Company:

•	Frontegra Columbus Core Plus Fund (the “Columbus Core Plus Fund”);

•	Frontegra Columbus Core Fund (the “Columbus Core Fund”);

•	Frontegra IronBridge Small Cap Fund (the “IronBridge Small Cap Fund”);

•	Frontegra IronBridge SMID Fund (the “IronBridge SMID Fund”);

•	Frontegra Mastholm International Equity Fund (formerly, the Frontegra New Star International Equity Fund) (the “Mastholm International Equity Fund”); and

•	Frontegra Netols Small Cap Value Fund (the “Netols Small Cap Value Fund”).

Board Renewal of Advisory Agreement

When the Board reviewed the Advisory Agreement on August 18, 2009, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser’s Form ADV and Code of Ethics, information regarding the Adviser’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the advisory fee payable by each Fund under the Advisory Agreement, the proposed expense cap agreements between the Company and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent third party.  The Board was also provided with the Adviser’s response to detailed requests submitted by the Company’s legal counsel on behalf of the Directors.

The Board considered whether the Advisory Agreement would continue to be in the best interests of each Fund and its shareholders and the overall fairness of the Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by the Adviser; (2) each Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale have been or will be realized as each Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Fund’s shareholders.  In their deliberations, the Board did not identify any single factor as determinative.

In considering the Advisory Agreement, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board considered the Adviser’s background and services it would continue to provide to the Funds and their shareholders under the Advisory Agreement.  The Board discussed the fact that the Adviser had chosen each Fund’s investment strategy and had selected the subadvisers to make the day-to-day investment decisions for the Funds.  The Board noted that the Adviser has 14 years of experience in hiring and supervising subadvisers to portfolios in the Frontegra family of Funds.  The Board discussed the Adviser’s responsibilities for overseeing the subadvisers and for monitoring each Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser was qualified to provide such services.

Performance record of the Funds.  As described in more detail under “Board of Directors’ Approval of Subadvisory Agreements,” the Board reviewed each Fund’s performance record for the period ended June 30, 2009.  The Board noted that one of the Funds had outperformed its benchmark index for the past one-, three-, five-, ten-year and since inception periods ended June 30, 2009, one of the Funds had outperformed its benchmark index for the past one-, three-, five-year and since inception periods ended June 30, 2009, one of the Funds had outperformed its benchmark for the three-, five-year and since inception periods and slightly underperformed its benchmark for the one-year period ended June 30, 2009, two of the Funds had outperformed their benchmarks for the one-, three-year and since-inception periods ended June 30, 2009 and one of the Funds underperformed its benchmark for the one-, three-, five-year and since-inception period ended June 30, 2009.  The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing qualified subadvisers to provide investment advisory services to the Funds in accordance with each Fund’s investment objective and strategy.

Advisory fees.  The Board compared each Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the equity Funds’ advisory fees were above the industry average while the bond Funds’ advisory fees were below industry averages, and that the total expense ratios of the Institutional Class shares of the Funds, after giving effect to the contractual expense cap agreements, were well below industry averages.  The Board also noted that the total expense ratios for the Funds that offer Class Y shares were slightly above industry averages.  The Board noted that overall, the Funds’ total expense ratios compared favorably to industry averages.  The Board concluded that the advisory fee to be paid by each Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  The Board reviewed information concerning the Adviser’s financial condition, costs and profitability.  The Board also considered the fact that the Adviser had renewed contractual expense cap agreements on behalf of the Funds.  The Board noted that the Adviser was still reimbursing expenses to five of the six Funds.  The Board concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for most of the Funds.

Economies of Scale.  The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly.  However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between the Adviser and each Fund.

Benefits to the Adviser.  The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Funds (in addition to the advisory fee).  The Board noted that the Adviser’s affiliate, Frontier Partners, Inc. (“Frontier”), provided consulting services to, and was compensated by, each subadviser.  However, the Board determined that the Adviser’s services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Fund’s shareholders.

Board Approval of Subadvisory Agreements

Columbus Core Plus and Columbus Core Funds

When the Board reviewed the subadvisory agreement between the Adviser and Reams Asset Management Company, LLC (“Reams”) on behalf of the Columbus Core Plus Fund and Columbus Core Fund (the “Reams Subadvisory Agreement”) on August 18, 2009, the Board was provided materials relevant to its consideration of the Reams Subadvisory Agreement, such as Reams’ Form ADV and Code of Ethics, information regarding Reams’ compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees payable by each Fund and the Adviser under the Reams Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of each Fund.  The Board was also provided with the Reams’ responses to detailed requests submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Reams Subadvisory Agreement between the Adviser and Reams, the Board considered the following factors and made the following conclusions with respect to each Fund:

Columbus Core Plus Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Columbus Core Plus Fund took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Columbus Core Plus Fund and financial condition.  The Board also considered services provided by Reams under the Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to the Columbus Core Plus Fund’s investment restrictions and assisting with the Columbus Core Plus Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to the Columbus Core Plus Fund was appropriate and that the Columbus Core Plus Fund was likely to continue to benefit from services provided by Reams under the Reams Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Columbus Core Plus Fund.  It noted that the Columbus Core Plus Fund had outperformed its benchmark index for the one-, three-, five-, ten-year and since inception periods ended June 30, 2009.  The Board also considered Reams’ quarterly portfolio commentary and review of the Core Plus Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Core Plus Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the Reams Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the Columbus Core Plus Fund was appropriate in light of the Columbus Core Plus Fund’s investment style and in comparison to fees paid by separate account clients of Reams managed in the same style as the Core Plus Fund.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Columbus Core Plus Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Columbus Core Plus Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Columbus Core Plus Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Columbus Core Plus Fund assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Columbus Core Plus Fund (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board also noted that Reams had received consulting services from Frontier, an affiliate of the Adviser.

Columbus Core Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Reams’ services to the Columbus Core Fund took into account knowledge gained from Reams’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Reams’ investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Columbus Core Fund and financial condition.  The Board also considered services provided by Reams under the Reams Subadvisory Agreement, including the selection of fixed income dealers, monitoring adherence to the Columbus Core Fund’s investment restrictions and assisting with the Columbus Core Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Reams to the Columbus Core Fund was appropriate and that the Columbus Core Fund was likely to continue to benefit from services provided by Reams under the Reams Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the Columbus Core Fund.  The Board noted that the Columbus Core Fund had outperformed its benchmark index for the one-, three-, five- and since inception periods ended June 30, 2009.  The Board also considered Reams’ quarterly portfolio commentary and review of the Columbus Core Fund’s performance.  The Board concluded that Reams would continue to provide a high level of subadvisory services to the Columbus Core Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Reams under the Reams Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the Columbus Core Fund was appropriate in light of the Columbus Core Fund’s investment style and in comparison to fees paid by separate account clients of Reams managed in the same style as the Columbus Core Fund.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Columbus Core Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Columbus Core Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Columbus Core Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Columbus Core Fund assets increase.

Benefits to Reams.  The Board considered information presented regarding any benefits to Reams from serving as subadviser to the Columbus Core Fund (in addition to the subadvisory fee).  The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions.  The Board also noted that Reams had received consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the Reams Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Columbus Core Plus and Columbus Core Funds.

IronBridge Small Cap and SMID Funds

When the Board reviewed the subadvisory agreement between the Adviser and IronBridge Capital Management, L.P. (“IronBridge”) on behalf of the IronBridge Small Cap Fund and IronBridge SMID Fund (the “IronBridge Subadvisory Agreement”) on August 18, 2009, the Board was provided materials relevant to its consideration of the IronBridge Subadvisory Agreement, such as IronBridge’ Form ADV and Code of Ethics, information regarding IronBridge’s compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees payable by each Fund and the Adviser under the IronBridge Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of each Fund.  The Board was also provided with IronBridge’s responses to detailed requests submitted by the Company’s legal counsel on behalf of the Directors.

In approving the IronBridge Subadvisory Agreement between the Adviser and IronBridge, the Board considered the following factors and made the following conclusions with respect to each Fund:

IronBridge Small Cap Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of IronBridge’s services to the IronBridge Small Cap Fund took into account knowledge gained from IronBridge’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered IronBridge’s proprietary investment style, key personnel involved in providing investment management services to the IronBridge Small Cap Fund and financial condition.  The Board also considered services provided by IronBridge under the IronBridge Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the IronBridge Small Cap Fund’s investment restrictions and assisting with the IronBridge Small Cap Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by IronBridge to the IronBridge Small Cap Fund was appropriate and that the IronBridge Small Cap Fund was likely to continue to benefit from services provided by IronBridge under the IronBridge Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the IronBridge Small Cap Fund.  It noted that the IronBridge Small Cap Fund had slightly underperformed its benchmark for the one-year period and outperformed its benchmark index for the three-, five-year and since-inception periods ended June 30, 2009.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the IronBridge Small Cap Fund’s performance.  The Board also compared the IronBridge Small Cap Fund’s performance for the period ended June 30, 2009 to the performance for the corresponding composite of IronBridge’s separate account clients.  The Board concluded that IronBridge would continue to provide a high level of subadvisory services to the IronBridge Small Cap Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to IronBridge under the IronBridge Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the IronBridge Small Cap Fund was appropriate in light of the IronBridge Small Cap Fund’s investment style.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the IronBridge Small Cap Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the IronBridge Small Cap Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the IronBridge Small Cap Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as IronBridge Small Cap Fund assets increase.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge from serving as subadviser to the IronBridge Small Cap Fund (in addition to the subadvisory fee).  The Board noted that IronBridge uses IronBridge Small Cap Fund brokerage to obtain non-execution services on a limited basis.  The Board also noted that IronBridge had received consulting services from Frontier, an affiliate of the Adviser.

IronBridge SMID Fund

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of IronBridge’s services to the IronBridge SMID Fund took into account knowledge gained from IronBridge’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered IronBridge’s proprietary investment style, key personnel involved in providing investment management services to the IronBridge SMID Fund and financial condition.  The Board also considered services provided by IronBridge under the IronBridge Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the IronBridge SMID Fund’s investment restrictions and assisting with the IronBridge SMID Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by IronBridge to the IronBridge SMID Fund was appropriate and that the IronBridge SMID Fund was likely to continue to benefit from services provided by IronBridge under the IronBridge Subadvisory Agreement.

Investment Performance of the Fund.  The Board reviewed the performance record of the IronBridge SMID Fund.  The Board noted that the IronBridge SMID Fund had outperformed its benchmark index for the one-, three-year and since-inception periods ended June 30, 2009.  The Board also considered IronBridge’s quarterly portfolio commentary and review of the IronBridge SMID Fund’s performance.  The Board also compared the IronBridge SMID Fund’s performance for the period ended June 30, 2009 to the performance for the corresponding composite of IronBridge’s separate account clients.  The Board concluded that IronBridge would continue to provide a high level of subadvisory services to the IronBridge SMID Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to IronBridge under the IronBridge Subadvisory Agreement.  The Board determined that the subadvisory fee payable with respect to the IronBridge SMID Fund was appropriate in light of the IronBridge SMID Fund’s investment style.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the IronBridge SMID Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the IronBridge SMID Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the IronBridge SMID Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as IronBridge SMID Fund assets increase.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge from serving as subadviser to the IronBridge SMID Fund (in addition to the subadvisory fee).  The Board noted that IronBridge uses IronBridge SMID Fund brokerage to obtain non-execution services on a limited basis.  The Board also noted that IronBridge had received consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the IronBridge Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the IronBridge Small Cap and IronBridge SMID Funds.

Netols Small Cap Value Fund

When the Board reviewed the subadvisory agreement between the Adviser and Netols Asset Management, Inc. (“Netols”) on behalf of the Netols Small Cap Value Fund (the “Netols Subadvisory Agreement ”) on August 18, 2009, the Board was provided materials relevant to its consideration of the Netols Subadvisory Agreement, such as Netols’ Form ADV and Code of Ethics, information regarding Netols’ compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel.  The Board also reviewed the subadvisory fees payable by the Netols Small Cap Value Fund and the Adviser under the Netols Subadvisory Agreement and the proposed expense cap agreement between the Company and the Adviser on behalf of the Netols Small Cap Value Fund.  The Board was also provided with Netols’ responses to detailed requests submitted by the Company’s legal counsel on behalf of the Directors.

In approving the Netols Subadvisory Agreement between the Adviser and Netols, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of Netols’ services to the Fund took into account knowledge gained from Netols’ presentations to the Board at meetings throughout the year.  The Board reviewed and considered Netols’ investment strategy and experience as a small-cap value manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board also considered services provided by Netols under the Netols Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Netols Subadvisory Agreement.

Investment Performance of Netols.  The Board reviewed the performance record of the Netols Small Cap Value Fund and noted that the Fund had outperformed its benchmark index for the one-, three-year and since-inception periods ended June 30, 2009.  The Board also considered Netols’ quarterly portfolio commentary and review of the Fund’s performance.  The Board also compared the Fund’s recent performance to the performance of Netols’ composite of other accounts managed in the small cap value style.  The Board concluded that the Fund’s performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by the Adviser to Netols under the Netols Subadvisory Agreement.  The Board determined that the subadvisory fee payable was appropriate in light of the Netols Small Cap Value Fund’s investment style.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by the Adviser and that therefore the overall advisory fee paid by the Netols Small Cap Value Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Netols or the profitability to Netols from its relationship with the Netols Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of Scale.  Because the subadvisory fee is not paid by the Netols Small Cap Value Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Netols Small Cap Value Fund assets increase.

Benefits to Netols.  The Board considered information presented regarding any benefits to Netols from serving as subadviser to the Netols Small Cap Value Fund (in addition to the subadvisory fee).  Netols provided information to the Board regarding its policies of the use of soft dollar commissions.  The Board also noted that Netols had received consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board found that the terms of the Netols Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Netols Small Cap Value Fund.

Board Approval of New Subadvisory Agreement for Frontegra IronBridge Global Focus Fund

The Board reviewed the new subadvisory agreement between IronBridge and IronBridge International, Ltd. (“IronBridge International”) on behalf of the Frontegra IronBridge Global Focus Fund (the “IronBridge Global Focus Fund”) on August 18, 2009.  The Board had previously approved the investment advisory agreement between IronBridge and the Company, on behalf of the IronBridge Global Focus Fund, pursuant to which IronBridge acts as the IronBridge Global Focus Fund’s investment adviser and permits IronBridge to delegate certain of its responsibilities to a subadviser.  On August 18, 2009, the Board was provided materials relevant to its consideration of the agreement, such as IronBridge International’s Form ADV and Code of Ethics and information regarding IronBridge International’s compliance program, performance track record, investment strategy, trading procedures, personnel and financial condition.

In approving the subadvisory agreement between IronBridge and IronBridge International regarding the IronBridge Global Focus Fund, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of the Services to be Provided.  The Board’s analysis of the nature, extent and quality of IronBridge International’s proposed services to the Fund took into account knowledge gained from IronBridge’s presentations at meetings throughout the year in relation to the existing IronBridge Small Cap and IronBridge SMID Funds and other information presented at previous meetings.  The Board reviewed and considered IronBridge International’s global focus investment strategy and experience as an international manager and key personnel involved in providing investment management services to the Fund.  The Board also considered services to be provided by IronBridge International under the subadvisory agreement, including monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board also considered that IronBridge and IronBridge International are affiliated entities, and that IronBridge would be responsible for the selection of broker-dealers for the execution of portfolio securities and would oversee IronBridge International’s adherence to IronBridge’s compliance policies and procedures.  The Board concluded that the nature, extent and quality of the services to be provided by IronBridge International to the Fund was appropriate and that the Fund was likely to benefit from services provided by IronBridge International under the subadvisory agreement.

Investment Performance of IronBridge International.  Because the IronBridge Global Focus Fund had not yet commenced operations, the Board did not consider the investment performance of the IronBridge Global Focus Fund.

Proposed Fee.  The Board determined that the proposed subadvisory fee was appropriate in light of the Fund’s investment style.  In evaluating the subadvisory fee, the Board noted that the fee is paid by IronBridge and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  IronBridge International did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations.

Economies of Scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to IronBridge International.  The Board considered information presented regarding any benefits to IronBridge International from serving as subadviser to the IronBridge Global Focus Fund (in addition to the subadvisory fee).  IronBridge International provided information to the Board regarding its policies for the use of soft dollar commissions.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement between IronBridge and IronBridge International were fair and reasonable and in the best interests of the IronBridge Global Focus Fund’s shareholders.

Board Approval of Interim and New Subadvisory Agreements for Frontegra Mastholm International Equity Fund

The Board, including a majority of the Directors who are not interested persons of the Company or the Adviser, approved interim and new subadvisory agreements between the Adviser and Mastholm Asset Management, LLC (“Mastholm”) on behalf of the Mastholm International Equity Fund.  The Board approved the interim subadvisory agreement (the “Interim Agreement”) at a special meeting held on October 2, 2009 and approved the new subadvisory agreement (the “Mastholm Subadvisory Agreement”) at a meeting held on November 17, 2009.  Both the Interim Agreement and Mastholm Subadvisory Agreement contain identical terms as the prior subadvisory agreement between the Adviser and New Star Institutional Managers Limited (“New Star”), the prior subadviser to the Fund (the “Prior Subadvisory Agreement”), with respect to services provided and fee structure.  The Board considered substantially the same factors in approving the Interim Agreement as were considered in approving the Mastholm Subadvisory Agreement.  Pursuant to the Mastholm Subadvisory Agreement, Mastholm would continue to provide investment advisory services to the Fund, pending shareholder approval of the Agreement.

In reaching its decision, the Board considered that the terms of the Mastholm Subadvisory Agreement are substantially the same as the terms of the Prior Subadvisory Agreement.  The Board also considered the presentation by Mastholm and information received at its October 2, 2009 meeting, and other materials received at the November 17, 2009 meeting.  These materials included Mastholm’s Form ADV and Code of Ethics, information regarding Mastholm’s compliance program, personnel and financial condition, memoranda prepared by the Company’s legal counsel and Mastholm’s responses to detailed requests submitted on behalf of the Board.  Additionally, the Board reviewed the subadvisory fees payable by the Adviser under the Mastholm Subadvisory Agreement, which are identical to the subadvisory fees payable under the Prior Subadvisory Agreement, and the fact that no changes would be made to the expense cap agreement between the Company and the Adviser on behalf of the Fund.  In approving the Mastholm Subadvisory Agreement on November 17, 2009, the Board considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be Provided.  The Board reviewed and considered Mastholm’s non-US equity investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition.  The Board considered that the services provided by Mastholm under the Mastholm Subadvisory Agreement would not change from those provided by New Star under the Prior Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions and assisting with the Fund’s compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services provided by Mastholm to the Fund were appropriate and that the Fund was likely to benefit from services provided by Mastholm under the Mastholm Subadvisory Agreement.

Investment performance of Mastholm.  The Board reviewed historical performance data for Mastholm’s Non-US Growth Equity Composite.  The Board concluded that Mastholm appeared to have an effective non-US growth investment process.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by the Adviser to Mastholm under the Mastholm Subadvisory Agreement.  The Board also reviewed information regarding Mastholm’s fee structures for other investment fund portfolios.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by Mastholm under the Mastholm Subadvisory Agreement or the profitability to Mastholm from its relationship with the Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

Benefits to Mastholm.  The Board considered information presented regarding any benefits to Mastholm from serving as subadviser to the Fund (in addition to the subadvisory fee).  The Board noted that, in the future, Mastholm may receive consulting services from Frontier, an affiliate of the Adviser.  The Board concluded that, taking into account this potential benefit, the subadvisory fee was reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Mastholm Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the Mastholm International Equity Fund.

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of Frontegra Funds, Inc. was held on August 27, 2009.  At the Special Meeting, shareholders voted on a proposal to approve a new subadvisory agreement between New Star Institutional Managers Ltd. (“New Star”) and Frontegra Asset Management, Inc. (“Frontegra”).  Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on July 27, 2009.

At the Special Meeting held on August 27, 2009, a new subadvisory agreement between New Star and Frontegra was approved by the shareholders of the Frontegra New Star International Equity Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
12,813,307	0	0	0

A Note on Forward-Looking Statements

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser’s, subadvisers’ or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds.  Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund’s position in the securities may have changed.

Additional Information

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), the authority to vote proxies.  The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund’s subadviser.  A description of the Frontegra Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100.  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund’s portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant’s President and Treasurer have concluded that the disclosure controls and procedures are effective.

(b)
 There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:      /s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:  March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:  March 9, 2010

By:     /s/ Elyce D. Dilworth
Elyce  D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:  March 9, 2010